UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number: 811-23357

Name of Fund:   BlackRock Multi-Sector Opportunities Trust II

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Multi-Sector

            Opportunities Trust II, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 12/31/2019

Date of reporting period: 06/30/2019

Item 1 –	Report to Stockholders

JUNE 30, 2019

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Multi-Sector Opportunities Trust

BlackRock Multi-Sector Opportunities Trust II

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Trust’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock for BlackRock Multi-Sector Opportunities Trust, you can call Computershare at (800) 699-1236 and for BlackRock Multi-Sector Opportunities Trust II you can call BNY Mellon Investment Servicing (U.S.), Inc. at (800) 882-0052 to request that you continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC or its affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

Investment performance in the 12 months ended June 30, 2019 was a tale of two markets. The first half of the reporting period was characterized by restrictive monetary policy, deteriorating economic growth, equity market volatility, and rising fear of an imminent recession. During the second half of the reporting period, stocks and bonds rebounded sharply, as restrained inflation and weak economic growth led the U.S. Federal Reserve (the “Fed”) to stop raising interest rates, which led to broad-based optimism that stimulative monetary policy could help forestall a recession.

After the dust settled, the U.S. equity and bond markets posted mixed returns while weathering significant volatility. Less volatile U.S. large cap equities and U.S. bonds advanced, while equities at the high end of the risk spectrum — emerging markets, international developed, and U.S. small cap — posted relatively flat returns.

Fixed-income securities delivered modest positive returns with relatively low volatility. Short-term U.S. Treasury yields rose, while longer-term yields declined. This led to positive returns for U.S. Treasuries and a substantial flattening of the yield curve. Investment grade and high yield corporate bonds also posted positive returns, as the credit fundamentals in corporate markets remained relatively solid.

In the U.S. equity market, volatility spiked in late 2018, as a wide range of risks were brought to bear on markets, ranging from rising interest rates and slowing global growth to heightened trade tensions and political turmoil. These risks manifested in a broad-based sell-off in December, leading to the worst December performance on record since 1931.

Volatility also rose in emerging markets, as the rising U.S. dollar and higher interest rates in the U.S. disrupted economic growth abroad. U.S.-China trade relations and debt concerns adversely affected the Chinese stock market, particularly in mainland China, while Turkey and Argentina became embroiled in currency crises, largely due to hyperinflation in both countries. An economic slowdown in Europe led to modest performance for European equities.

As equity performance faltered and global economic growth slowed, the Fed shifted to a more patient perspective on the economy in January 2019. In its last four meetings, the Fed left interest rates unchanged and signaled a slower pace of rate hikes in response to the global economic slowdown. Similarly, the European Central Bank signaled a continuation of accommodative monetary policy, while China committed to looser credit conditions and an increase in fiscal spending.

The outpouring of global economic stimulus led to a sharp rally in risk assets throughout the world. Hopes continued to remain high thereafter, as the current economic expansion became the longest in U.S. history. Looking ahead, markets are pricing in three interest rate cuts by the Fed over the next year, as investors anticipate a steady shift toward more stimulative monetary policy.

We expect a slowing expansion with additional room to run, as opposed to an economic recession. However, escalating trade tensions and the resulting disruptions in global supply chains have become the greatest risk to the global expansion.

We believe U.S. and emerging market equities remain relatively attractive. Within U.S. equities, companies with high-quality earnings and strong balance sheets offer the most attractive risk/reward trade-off. For bonds, U.S. Treasuries are likely to help buffer against volatility in risk assets, while income from other types of bonds can continue to offer steady returns.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2019
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	18.54%	10.42%
U.S. small cap equities (Russell 2000® Index)	16.98	(3.31)
International equities (MSCI Europe, Australasia, Far East Index)	14.03	1.08
Emerging market equities (MSCI Emerging Markets Index)	10.58	1.21
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.24	2.31
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	7.45	10.38
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	6.11	7.87
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.94	6.39
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	9.94	7.48
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Trust Summary as of June 30, 2019	BlackRock Multi-Sector Opportunities Trust

Trust Overview

BlackRock Multi-Sector Opportunities Trust’s (the “Trust”) investment objective is to seek to provide high income and total return. The Trust seeks to achieve its investment objective by investing at least 80% of its total assets in fixed income securities and other financial instruments that pay periodic income. The Trust may invest any amount of its assets in securities of any credit quality, including securities that are rated at the time of investment below investment grade — i.e., ‘‘Ba’’ or ‘‘BB’’ or below by Moody’s Investor’s Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings, or securities that are judged to be of comparable quality by the Trust’s investment advisers. It is anticipated that the Trust will terminate on February 22, 2024 (the “Termination Date”); however, the Board of Trustees may also, without shareholder approval, extend the Termination Date by up to one year to a date on or before February 22, 2025. The Trust may invest directly in securities or synthetically through the use of derivatives.

The Trust’s common shares are not listed on any securities exchange. Investors should consider that they may not have access to their investment until the Termination Date. The Trust is designed for long-term investors and an investment in the common shares, unlike an investment in a traditional listed closed-end fund, should be considered illiquid.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Initial Offering Date	February 23, 2018
Termination Date(a)	February 22, 2024
Current Quarterly Distribution per Common Share(b)	$1.8750
Current Annualized Distribution per Common Share(b)	$7.5000
Leverage as of June 30, 2019(c)	26%

(a)

The Board of Trustees may terminate the Trust, without shareholder approval, prior to the Termination Date and may, without shareholder approval, extend the Termination Date by up to one year to a date on or before February 22, 2025.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(c)

Represents reverse repurchase agreements as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to any borrowings) minus the sum of its liabilities (other than borrowings representing financial leverage). Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 7.

Net Asset Value Per Share Summary

	6/30/19	12/31/18	Change	High	Low
Net Asset Value	$97.51	$90.55	7.69%	$97.95	$90.54

Overview of the Trust’s Total Investments

PORTFOLIO COMPOSITION (b)

Asset Type	06/30/19	12/31/18
Corporate Bonds	37%	39%
Asset-Backed Securities	18	22
Floating Rate Loan Interests	15	15
Non-Agency Mortgage-Backed Securities	15	12
Preferred Securities	7	4
Foreign Agency Obligations	7	6
U.S. Government Sponsored Agency Securities	1	—
Short-Term Securities	—	2
Other	—	—	(a)

(a)	Includes a less than 1% holding in each of the following investment types: U.S. Government Sponsored Agency Securities and Options Purchased.

CREDIT QUALITY ALLOCATION (a)(b)

Credit Rating	06/30/19	12/31/18
AAA/Aaa	1%	—%
A	1	1
BBB/Baa	13	10
BB/Ba	36	39
B	16	27
CCC/Caa	4	4
CC/Ca	—	1
N/R	29	18

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)	Excludes Short-Term Securities.

4	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of June 30, 2019 (continued)	BlackRock Multi-Sector Opportunities Trust

Performance and Portfolio Management Commentary

Returns for the six-month period ended June 30, 2019 were as follows:

Returns Based On
Net Asset Value
Trust(a)	11.93%
Lipper General Bond Funds(b)	7.78

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s absolute performance based NAV:

What factors influenced performance?

The most significant positive contributions to the Trust’s performance during the six-month period came from exposure to credit-sensitive sectors, most notably U.S. high yield corporate bonds and emerging market debt. The Trust’s allocations to securitized assets also contributed meaningfully, in particular non-agency mortgage-backed securities (“MBS”) and commercial mortgage-backed securities (“CMBS”).

There were no material detractors from Trust performance for the six months.

Describe recent portfolio activity.

During the reporting period, the Trust increased exposure to U.S. high yield credit, favoring short term issues with an up-in-quality bias given their attractive income profile. Additionally, the Trust added to emerging market debt, with a focus on debt denominated in the U.S. dollar. The investment adviser saw attractive upside in the emerging market sector, given the supportive monetary policy backdrop provided by the Federal Reserve’s dovish policy shift. At the same time, the investment adviser continues to be cautious around credit selection amid geopolitical risks, preferring specific country stories such as in Indonesia, Mexico and Brazil. Within securitized assets, the Trust added in CMBS while trimming marginally in non-agency MBS and collateralized loan obligations. The securitized sector continued to drive durable and attractive income in the portfolio. The Trust sought to maintain diversified exposure across securitized assets while tactically trading around near-term opportunities. Finally, the investment adviser continued to seek opportunities to harvest the illiquidity premium by adding exposure to private investments. The Trust added two more private investments, a term loan supporting the acquisition of a non-bank consumer credit card business and a short-term high yield deal financing a data center company.

Describe portfolio positioning at period end.

As of June 30, 2019, the Trust’s portfolio carried leverage of 26% of managed net assets. The effective duration of the portfolio was 2.69 years. The Trust maintained diversified exposure across non-government sectors, including emerging markets, high yield corporate bonds and securitized assets. At period end, the Trust held six private investments, comprising approximately 16% of total assets.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

TRUST SUMMARY	5

Trust Summary as of June 30, 2019	BlackRock Multi-Sector Opportunities Trust II

Trust Overview

BlackRock Multi-Sector Opportunities Trust II (the “Trust”) investment objective is to seek to provide high income and total return. The Trust seeks to achieve its investment objective by investing at least 80% of its total assets in fixed income securities and other financial instruments that pay periodic income. The Trust may invest any amount of its assets in securities of any credit quality, including securities that are rated at the time of investment below investment grade — i.e., ‘‘Ba’’ or ‘‘BB’’ or below by Moody’s, S&P or Fitch, or securities that are judged to be of comparable quality by the Trust’s investment advisers. It is anticipated that the Trust will terminate on February 28, 2025 (the “Termination Date”); however, the Board of Trustees may, without shareholder approval, extend the Termination Date by up to one year to a date on or before February 28, 2026. The Board of Trustees may also, without shareholder approval, adopt a plan of liquidation at any time preceding the anticipated Termination Date. The Trust may invest directly in securities or synthetically through the use of derivatives.

The Trust’s common shares are not listed on any securities exchange. Investors should consider that they may not have access to their investment until the Termination Date. The Trust is designed for long-term investors and an investment in the common shares, unlike an investment in a traditional listed closed-end fund, should be considered illiquid.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Initial Offering Date	April 16, 2019
Termination Date(a)	February 28, 2025
Current Quarterly Distribution per Common Share(b)(c)	$1.8750
Current Annualized Distribution per Common Share(b)	$7.5000

(a)

The Board of Trustees may terminate the Trust, without shareholder approval, prior to the Termination Date and may, without shareholder approval, extend the Termination Date by up to one year to a date on or before February 28, 2026.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(c)	An initial partial period distribution of $0.675 was paid on June 28, 2019.

Net Asset Value Per Share Summary

	06/30/19	04/16/19 (a)	Change	High	Low
Net Asset Value	$101.08	$100.00	1.08%	$101.75	$99.77

(a)	Commencement of operations.

Overview of the Trust’s Total Investments

PORTFOLIO COMPOSITION (c)

Asset Type	06/30/19
Corporate Bonds	44%
Asset-Backed Securities	15
Non-Agency Mortgage-Backed Securities	10
Investment Companies	9
Preferred Securities	8
U.S. Treasury Obligations	6
Foreign Agency Obligations	5
Floating Rate Loan Interests	3
U.S. Government Sponsored Agency Securities	—	(a)

(a)	Representing less than 1% of the Trust’s total investments.

CREDIT QUALITY ALLOCATION (b)(c)

Credit Rating	06/30/19
AAA/Aaa	6%
AA/Aa	1
A	1
BBB/Baa	12
BB/Ba	26
B	18
CCC/Caa	3
CC/Ca	4
C	1
N/R	28

(b)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(c)	Excludes Short-Term Securities.

6	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of a Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, a Trust’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.

To illustrate these concepts, assume a Trust’s capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Trust’s financing cost of leverage is significantly lower than the income earned on a Trust’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed a Trust’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Trust had not used leverage. Furthermore, the value of a Trust’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the amount of the Trusts’ obligations under their respective leverage arrangements generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence a Trust’s NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that a Trust’s intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in a Trust’s NAV and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of a Trust’s shares than if a Trust were not leveraged. In addition, a Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause a Trust to incur losses. The use of leverage may limit a Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. A Trust incurs expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income to the shareholders. Moreover, to the extent the calculation of a Trust’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to a Trust’s investment adviser will be higher than if a Trust did not use leverage.

A Trust may utilize leverage through reverse repurchase agreements as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), a Trust is permitted to issue debt up to 33 1⁄3% of its total managed assets. A Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act.

If a Trust segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Trust’s obligations under the reverse repurchase agreement (including accrued interest) then such transaction is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Trusts’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trusts’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

THE BENEFITS AND RISKS OF LEVERAGING / DERIVATIVE FINANCIAL INSTRUMENTS	7

Schedule of Investments (unaudited) June 30, 2019	BlackRock Multi-Sector Opportunities Trust (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Asset-Backed Securities — 25.1%
AIMCO CLO Ltd., Series 2019-10A, Class SUB, 0.00%, 07/22/32(a)(b)	USD	1,844	$1,523,730
Ajax Mortgage Loan Trust, Class B(a)(c):
Series 2018-A, 0.00%, 04/25/58		451	262,994
Series 2018-B, 0.00%, 02/26/57		593	173,243
Anchorage Capital CLO Ltd.(a)(b):
Series 2013-1A, Class DR, 9.40%, 10/13/30		3,050	3,043,131
Series 2014-5RA, Class E, 8.00%, 01/15/30		1,000	962,967
Apidos CLO XV, Series 2013-15A, Class ERR, 8.29%, 04/20/31(a)(b)		1,000	949,477
Apidos CLO XXIX, Series 2018-29A, Class D, 7.83%, 07/25/30(a)(b)		2,000	1,842,222
Apres Static CLO Ltd., Series 2019-1A, Class C, 6.26%, 01/15/27(a)(b)		500	499,963
ARES LI CLO Ltd., Series 2019-51A, Class E, 8.99%, 04/15/31(a)(b)		700	693,198
Ares XLIV CLO Ltd., Series 2017-44A, Class D, (3 mo. LIBOR US + 6.55%), 9.15%, 10/15/29(a)(d)		750	752,537
Ares XXXVII CLO Ltd., Series 2015-4A, Class DR, 8.75%, 10/15/30(a)(b)		1,450	1,418,586
Assurant CLO II Ltd., Series 2018-1A, Class E, 8.19%, 04/20/31(a)(b)		1,000	939,810
Atrium XIII, Series 13A, Class E, 8.64%, 11/21/30(a)(b)		1,000	966,870
BankAmerica Manufactured Housing Contract Trust, Series 1997-2, Class B1, 7.07%, 02/10/22(b)		2,300	1,818,585
Battalion CLO XI Ltd., Series 2017-11A, Class E, 8.56%, 10/24/29(a)(b)		1,000	954,242
Bayview Financial Revolving Asset Trust, Series 2005-E, Class A1, (1 mo. LIBOR + 0.50%), 3.40%, 12/28/40(a)(d)		2,061	1,960,686
Bean Creek CLO Ltd., Series 2015-1A, Class ER, 8.34%, 04/20/31(a)(b)		1,500	1,371,453
Carlyle Global Market Strategies CLO Ltd.(a):
Series 2015-1A, Class E1, (3 mo. LIBOR US + 5.30%), 7.89%, 04/20/27(d)		1,000	999,932
Series 2016-2A, Class D2R, 7.77%, 07/15/27(b)		1,000	943,630
Carlyle US CLO Ltd., Series 2016-4A, Class DR, 7.99%, 10/20/27(a)(b)		250	239,332
CarVal CLO II Ltd., Series 2019-1A, Class E, 9.39%, 04/20/32(a)(b)		575	560,123
Cedar Funding IX CLO Ltd., Series 2018-9A, Class E, 7.94%, 04/20/31(a)(b)		2,000	1,840,034
Cedar Funding VI CLO Ltd., Series 2016-6A, Class ER, 8.49%, 10/20/28(a)(b)		250	237,174
Deer Creek CLO Ltd., Series 2017-1A, Class E, 8.94%, 10/20/30(a)(b)		1,000	963,443
Dewolf Park CLO Ltd., Series 2017-1A, Class E, 8.80%, 10/15/30(a)(b)		1,500	1,478,083
Dryden Senior Loan Fund, Series 2017-47A, Class E, (3 mo. LIBOR US + 6.20%), 8.80%, 04/15/28(a)(d)		610	596,611
Elevation CLO Ltd., Series 2014-3A, Class DR, (3 mo. LIBOR US + 3.65%), 6.25%, 10/15/26(a)(d)		950	951,528
Finance of America Structured Securities Trust, Series 2018-HB1, Class M5, 6.00%, 09/25/28(a)(b)(c)		2,000	1,978,400
GoldenTree Loan Management US CLO Ltd., Series 2017-2A, Class E, 7.29%, 11/28/30(a)(b)		1,500	1,343,949
GoldenTree Loan Opportunities IX Ltd., Series 2014-9A, Class ER2, 8.24%, 10/29/29(a)(b)		500	487,289
Highbridge Loan Management Ltd., Series 12A-18, Class D, 7.75%, 07/18/31(a)(b)		1,120	1,018,792
JPMorgan Mortgage Acquisition Corp., Series 2006-FRE2, Class M2, (1 mo. LIBOR US + 0.36%), 2.76%, 02/25/36(d)		2,787	2,456,437

Security	Par (000)		Value

Asset-Backed Securities (continued)
KKR CLO Ltd., Series 12, Class ER2, 8.75%, 10/15/30(a)(b)	USD	1,000	$957,967
LCM XXI LP, Series 21A, Class ER, 8.34%, 04/20/28(a)(b)		1,500	1,489,661
Madison Park Funding X Ltd.:
Series 2012-10A, Class DR2, (3 mo. LIBOR US + 3.25%), 5.69%, 01/20/29(a)(d)		1,270	1,259,119
Series 2012-10X, 0.00%, 01/20/29(b)		2,250	1,571,956
Madison Park Funding XIII Ltd., Series 2014-13A, Class ER, 8.34%, 04/19/30(a)(b)		2,000	1,926,046
Madison Park Funding XXIII Ltd., Series 2017-23A, Class E, 8.83%, 07/27/30(a)(b)		500	494,563
Madison Park Funding XXV Ltd., Series 2017-25A, Class D, 8.68%, 04/25/29(a)(b)		500	486,106
Madison Park Funding XXVIV Ltd., Series 2007-4A, Class ER, 9.08%, 07/29/30(a)(b)		500	491,406
Madison Park Funding XXX Ltd.(b)
Series 2012-30X, Class C, 7.55%, 04/15/29		250	244,036
Series 2018-30A, Class E, 7.55%, 04/15/29(a)		1,250	1,220,178
Mariner CLO LLC, Series 2018-1A, Class E, 9.43%, 04/30/32(a)(b)		250	245,668
Mariner Finance Issuance Trust, Series 2018-AA, Class D, 5.44%, 07/20/32(a)		2,500	2,499,978
MCM Trust, Series 2018(a)(c):
Class NPL 1, 2.40%, 05/28/58		4,701	664,547
Class NPL 4, 4.00%, 05/28/58		1,955	1,949,756
Nationstar HECM Loan Trust(a):
Series 2018-1A, Class M4, 4.70%, 02/25/28(b)		1,607	1,618,374
Series 2018-1A, Class M5, 6.00%, 02/25/28(b)		3,831	3,799,517
Series 2018-2A, Class M5, 6.00%, 07/25/28		2,000	1,954,037
Series 2019-1A, Class M4, 5.80%, 06/25/29(b)		1,500	1,499,999
New Century Home Equity Loan Trust, Series 2001-NC2, Class M2, (1 mo. LIBOR US + 1.88%), 4.26%, 09/20/31(d)		2,050	2,075,852
Octagon Investment Partners 34 Ltd., Series 2017-1A(a)(b):
Class E1, 8.09%, 01/20/30		469	442,303
Class E2, 8.09%, 01/20/30		544	513,307
Octagon Investment Partners XXII Ltd., Series 2014-1A, Class ERR, 8.04%, 01/22/30(a)(b)		1,000	923,812
Octagon Investment Partners XXIII Ltd., Series 2015-1A, Class ER, 8.35%, 07/15/27(a)(b)		3,250	3,224,672
OHA Loan Funding Ltd., Series 2016-1A, Class E, (3 mo. LIBOR US + 6.50%), 9.09%, 01/20/28(a)(d)		500	493,649
Option One Mortgage Loan Trust, Series 2007-FXD1, Class 2A1, 5.87%, 01/25/37		2,041	1,954,187
OZLM Funding Ltd., Series 2012-1A, Class CR2, (3 mo. LIBOR US + 3.60%), 6.19%, 07/22/29(a)(d)		250	249,093
OZLM XIV Ltd., Series 2015-14A, Class DR, 8.40%, 01/15/29(a)(b)		2,000	1,975,127
Palmer Square CLO Ltd., Series 2018-2A, Class D, 8.20%, 07/16/31(a)(b)		1,500	1,401,993
Park Avenue Institutional Advisers CLO Ltd., Series 2016-1A, Class DR, 8.37%, 08/23/31(a)(b)		2,000	1,887,668
Park Place Securities, Inc., Asset-Backed Pass-Through Certificates, Series 2004-WCW1, Class M3, (1 mo. LIBOR US + 1.25%), 4.28%, 09/25/34(d)		2,679	2,697,241
Progress Residential Trust, Series 2018-SFR2, Class F, 4.95%, 08/17/35(a)		2,000	2,057,301
Regatta VI Funding Ltd., Series 2016-1A, Class ER, 7.59%, 07/20/28(a)(b)		250	239,410
Rockford Tower CLO Ltd.(a):
Series 2017-1A, Class E, (3 mo. LIBOR US + 5.40%), 8.00%, 04/15/29(d)		2,000	1,847,871
Series 2017-2A, Class E, (3 mo. LIBOR US + 6.08%), 8.68%, 10/15/29(d)		2,000	1,914,408

8	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Multi-Sector Opportunities Trust (Percentages shown are based on Net Assets)

Security	Par (000)			Value

Asset-Backed Securities (continued)
Series 2017-3A, Class D, 5.24%, 10/20/30(b)	USD	970		$939,551
Series 2017-3A, Class E, 8.34%, 10/20/30(b)		1,000		939,212
Series 2017-3A, Class SUB, 0.00%, 10/20/30(b)		350		329,050
Series 2018-1A, Class E, 8.37%, 05/20/31(b)		1,000		937,535
Series 2018-1A, Class SUB, 0.00%, 05/20/31(b)		350		311,382
Series 2018-2A, Class SUB, 0.00%, 10/20/31(b)		350		311,515
Seasoned Credit Risk Transfer Trust Series, Class BX(b):
Series 2018-1, 6.32%, 05/25/57(c)		4,597		2,418,237
Series 2018-2, 4.46%, 11/25/57		3,899		1,425,588
Silver Creek CLO Ltd., Series 2014-1A, Class E1R, (3 mo. LIBOR US + 5.62%), 8.21%, 07/20/30(a)(d)		1,000		929,915
Sofi Professional Loan Program LLC, Series 2016-B, Class RC, 0.00%, 04/25/37(a)(c)		—	(o)	1,107,000
Sound Point CLO XIV Ltd., Series 2016-3A, Class E, (3 mo. LIBOR US + 6.65%), 9.24%, 01/23/29(a)(d)		2,000		2,005,973
Strata CLO Ltd., Series 2018-1A(a)(b):
Class A, 10.01%, 01/15/31		500		463,575
Class USUB, 0.00%, 01/15/18		1,750		1,513,762
TICP CLO VI Ltd., Series 2016-6A, Class ER, (3 mo. LIBOR US + 6.40%), 8.78%, 01/15/29(a)(d)		1,500		1,492,500
TICP CLO VII Ltd., Series 2017-7A, Class E, (3 mo. LIBOR US + 6.51%), 9.11%, 07/15/29(a)(d)		1,000		980,955
TICP CLO XII Ltd., Series 2018-12A, Class E, 8.31%, 01/15/31(a)(b)		2,750		2,675,868
TRESTLES CLO II Ltd., Series 2018-2A, Class D, 8.33%, 07/25/31(a)(b)		1,900		1,785,758
Tricon American Homes Trust, Series 2018-SFR1, Class F, 4.96%, 05/17/37(a)		3,000		3,113,148
Westcott Park CLO Ltd., Series 2016-1A, Class DR, 5.72%, 07/20/28(a)(b)		500		496,162
York CLO-2 Ltd., Series 2015-1A(a)(b):
Class ER, 8.24%, 01/22/31		500		464,021
Class SUB, 0.00%, 01/22/31		3,500		2,605,799

Total Asset-Backed Securities — 25.1% (Cost — $116,135,992)				111,745,765

Corporate Bonds — 51.4%

Aerospace & Defense — 0.9%
Arconic, Inc., 6.75%, 01/15/28(e)		1,209		1,317,810
TransDigm, Inc.(e):
6.50%, 05/15/25		1,330		1,345,295
6.25%, 03/15/26(a)		1,163		1,224,058

				3,887,163

Airlines — 1.4%
American Airlines Group, Inc.:
5.00%, 06/01/22(a)(e)		2,135		2,199,690
4.87%, 04/22/25(c)		429		439,872
4.00%, 12/15/25		315		315,000
Avianca Holdings SA/Avianca Leasing LLC/Grupo Taca Holdings Ltd.:
8.38%, 05/10/20		708		679,820
8.38%, 05/10/20(a)(e)		2,000		1,920,395
Gol Finance, Inc., 7.00%, 01/31/25(a)		500		487,500

				6,042,277

Auto Components — 0.4%
IHO Verwaltungs GmbH, (4.38% PIK), 3.63%, 05/15/25(f)	EUR	113		131,383
Meritor, Inc., 6.25%, 02/15/24(e)	USD	1,330		1,368,238
Panther BF Aggregator 2 LP/Panther Finance Co., Inc., 6.25%, 05/15/26(a)		79		82,061
Schaeffler AG, 1.88%, 03/26/24	EUR	100		118,699

				1,700,381

Security	Par (000)		Value

Banks — 0.9%
Banca Carige SpA, 0.75%, 07/26/20	EUR	300	$341,953
Banco de Sabadell SA, 5.38%, 12/12/28(b)		1,000	1,249,287
Credit Mutuel Arkea SA, 3.38%, 03/11/31		1,000	1,249,514
Emirates NBD PJSC, 6.13%(b)(g)	USD	250	257,734
IKB Deutsche Industriebank AG, 4.00%, 01/31/28(b)	EUR	800	894,503

			3,992,991

Beverages — 0.5%
Central American Bottling Corp., 5.75%, 01/31/27(a)(e)	USD	2,000	2,065,000

Building Materials — 0.0%
US Concrete, Inc., 6.38%, 06/01/24		27	28,080

Building Products — 0.2%
Builders FirstSource, Inc., 5.63%, 09/01/24(a)		32	32,982
Buzzi Unicem SpA, 2.13%, 04/28/23	EUR	200	235,948
Masonite International Corp., 5.63%, 03/15/23(a)(e)	USD	570	587,100
Standard Industries, Inc., 4.75%, 01/15/28(a)		46	45,655

			901,685

Capital Markets — 0.1%
Mongolian Mortgage Corp. Hfc LLC, 9.75%, 01/29/22		400	404,875

Chemicals — 1.5%
Axalta Coating Systems Dutch Holding B BV, 3.75%, 01/15/25	EUR	100	118,247
Cydsa SAB de CV, 6.25%, 10/04/27(a)(e)	USD	2,000	2,000,625
INEOS Group Holdings SA, 5.38%, 08/01/24	EUR	200	233,674
Mexichem SAB de CV, 5.88%, 09/17/44(a)(e)	USD	1,000	1,043,281
NOVA Chemicals Corp., 4.88%, 06/01/24(a)(e)		1,407	1,456,245
OCI NV, 5.00%, 04/15/23	EUR	200	240,474
Rock International Investment Co., 6.63%, 03/27/20	USD	550	435,875
Venator Finance Sarl/Venator Materials LLC, 5.75%, 07/15/25(a)(e)		1,351	1,239,543

			6,767,964

Commercial Services & Supplies — 1.2%
AA Bond Co. Ltd., 4.25%, 07/31/43	GBP	110	141,693
Iron Mountain US Holdings, Inc., 5.38%, 06/01/26(a)(e)	USD	1,254	1,258,702
KAR Auction Services, Inc., 5.13%, 06/01/25(a)(e)		816	830,280
United Rentals North America, Inc.(e):
5.50%, 07/15/25		1,336	1,391,110
6.50%, 12/15/26		339	366,968
4.88%, 01/15/28		1,396	1,423,920

			5,412,673

Construction & Engineering — 1.1%
China Singyes Solar Technologies Holdings Ltd., 7.95%, 02/15/20(d)(h)(i)		220	171,600
PulteGroup, Inc.(e):
5.50%, 03/01/26		500	540,000
7.88%, 06/15/32		1,138	1,354,220
Weekley Homes LLC/Weekley Finance Corp.(e):
6.00%, 02/01/23		1,325	1,308,438
6.63%, 08/15/25		1,381	1,363,737
Wijaya Karya Persero Tbk PT, 7.70%, 01/31/21	IDR	2,000,000	138,142

			4,876,137

Consumer Finance — 0.5%
Credito Real SAB de CV, 7.25%, 07/20/23(a)	USD	500	527,344
Credivalores-Crediservicios SAS, 9.75%, 07/27/22(a)(e)		1,600	1,577,000
Mulhacen Pte Ltd., (6.5% Cash or 7.25% PIK), 6.50%, 08/01/23(f)	EUR	300	323,647

			2,427,991

SCHEDULES OF INVESTMENTS	9

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Multi-Sector Opportunities Trust (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Containers & Packaging — 0.9%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.:
4.25%, 09/15/22(a)(e)	USD	1,150	$1,161,500
4.75%, 07/15/27	GBP	250	309,550
Crown European Holdings SA, 2.25%, 02/01/23	EUR	200	239,644
Mauser Packaging Solutions Holding Co.:
4.75%, 04/15/24		200	233,856
5.50%, 04/15/24(a)(e)	USD	1,092	1,092,546
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, 7.00%, 07/15/24(a)(e)		750	775,515

			3,812,611

Diversified Consumer Services — 0.2%
Pinnacle Bidco PLC, 6.38%, 02/15/25	GBP	310	416,203
Verisure Holding AB, 3.50%, 05/15/23	EUR	271	320,480

			736,683

Diversified Financial Services — 2.7%
Alpha Holding SA de CV, 10.00%, 12/19/22(a)	USD	500	479,531
Arrow Global Finance PLC, 5.13%, 09/15/24	GBP	310	386,303
Barclays PLC(5 year EUR Swap + 2.45%), 2.63%, 11/11/25(j)	EUR	200	230,324
Cabot Financial Luxembourg SA, 7.50%, 10/01/23	GBP	200	262,245
CFLD Cayman Investment Ltd., 8.63%, 02/28/21	USD	200	207,500
Coastal Emerald Ltd., 5.95%, 01/13/20		800	802,000
Credit Agricole SA (5 year USD Swap + 4.90%), 7.88%(g)(j)		1,800	1,981,656
Ford Motor Credit Co. LLC:
1.51%, 02/17/23	EUR	150	171,646
3.02%, 03/06/24		420	505,818
5.58%, 03/18/24(e)	USD	612	656,907
Garfunkelux Holdco 3 SA, 7.50%, 08/01/22	EUR	100	104,404
Gilex Holding Sarl, 8.50%, 05/02/23(a)(e)	USD	1,195	1,264,023
GKN Holdings Ltd., 5.38%, 09/19/22	GBP	100	138,201
LHC3 PLC, (4.13% Cash or 4.88% PIK), 4.13%, 08/15/24(f)	EUR	470	546,937
Lincoln Financing Sarl:
3.63%, 04/01/24		156	183,525
3.88%, 04/01/24(b)		150	171,418
New Lion Bridge Co. Ltd., 9.75%, 10/10/20	USD	400	375,700
Quicken Loans, Inc.(a):
5.75%, 05/01/25(e)		1,531	1,578,844
5.25%, 01/15/28		46	45,770
Scenery Journey Ltd., 11.00%, 11/06/20		400	416,000
Tarjeta Naranja SA (Argentina Deposit Rates Badlar Pvt Banks + 3.50%), 51.56%, 04/11/22(a)(d)		2,000	684,468
UniCredit SpA:
6.57%, 01/14/22(a)(e)		400	425,223
(5 year EUR Swap + 4.10%), 5.75%, 10/28/25(j)	EUR	100	119,696
Verisure Midholding AB, 5.75%, 12/01/23		200	235,100

			11,973,239

Diversified Telecommunication Services — 1.4%
Axtel SAB de CV, 6.38%, 11/14/24(a)(e)	USD	1,000	1,019,687
Frontier Communications Corp.(a):
8.50%, 04/01/26(e)		1,458	1,414,260
8.00%, 04/01/27		40	41,600
Level 3 Financing, Inc.:
5.63%, 02/01/23(e)		541	547,741
5.38%, 05/01/25		28	28,910
Oi SA, (8.00% Cash or 4.00% PIK), 10.00%, 07/27/25(f)		1,028	1,062,695
SoftBank Group Corp., 4.00%, 04/20/23	EUR	410	505,735
Telecom Italia Capital SA, 6.38%, 11/15/33(e)	USD	1,239	1,285,462
Telecom Italia SpA:
1.13%, 03/26/22(k)	EUR	300	336,467
4.00%, 04/11/24		100	122,749

			6,365,306

Security	Par (000)		Value

Electric Utilities — 1.8%
EDP — Energias de Portugal SA, 4.50%, 04/30/79(b)	EUR	500	$621,141
Eskom Holdings SOC Ltd., 6.35%, 08/10/28(a)(e)	USD	2,099	2,263,116
Iberdrola International BV, 3.25%(b)(g)	EUR	1,000	1,227,795
Inkia Energy Ltd., 5.88%, 11/09/27(a)(e)	USD	1,000	1,023,750
ReNew Power Synthetic, 6.67%, 03/12/24		500	510,343
Talen Energy Supply LLC(a):
7.25%, 05/15/27(e)		1,591	1,630,775
6.63%, 01/15/28(l)		675	670,781

			7,947,701

Energy Equipment & Services — 0.9%
Anton Oilfield Services Group, 9.75%, 12/05/20		600	613,035
Bristow Group, Inc., 8.75%, 03/01/23(a)(e)(h)(i)		1,000	970,000
GREENKO Investment Co., 4.88%, 08/16/23		530	516,750
Neerg Energy Ltd., 6.00%, 02/13/22		600	603,234
Transocean Phoenix 2 Ltd., 7.75%, 10/15/24(a)(e)		1,379	1,471,549

			4,174,568

Equity Real Estate Investment Trusts (REITs) — 0.9%
Five Point Operating Co. LP/Five Point Capital Corp., 7.88%, 11/15/25(a)(e)		750	753,765
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.63%, 04/01/25(e)		1,000	1,023,750
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc., 5.63%, 05/01/24(e)		1,895	2,041,863
MPT Operating Partnership LP/MPT Finance Corp., 3.33%, 03/24/25	EUR	200	246,291

			4,065,669

Food & Staples Retailing — 0.1%
B&M European Value Retail SA, 4.13%, 02/01/22	GBP	100	128,468
Tesco Corporate Treasury Services PLC, 1.38%, 10/24/23	EUR	200	235,083

			363,551

Food Products — 1.9%
Grupo Bimbo SAB de CV, 5.95%(a)(b)(e)(g)	USD	1,592	1,671,441
JBS USA LUX SA/JBS USA Finance, Inc., 6.75%, 02/15/28(a)		43	46,601
MARB BondCo PLC, 6.88%, 01/19/25(a)(e)		2,500	2,594,012
Minerva Luxembourg SA, 6.50%, 09/20/26(a)(e)		2,500	2,595,297
Post Holdings, Inc., 5.00%, 08/15/26(a)(e)		1,430	1,449,663

			8,357,014

Forest Products — 0.3%
Suzano Austria GmbH, 7.00%, 03/16/47(a)		1,000	1,137,500

Health Care Equipment & Supplies — 0.1%
Yestar Healthcare Holdings Co. Ltd., 6.90%, 09/15/21		400	341,260

Health Care Providers & Services — 0.4%
HCA, Inc.(e):
4.50%, 02/15/27		1,416	1,510,675
5.88%, 02/01/29		144	157,860

			1,668,535

Health Care Technology — 0.1%
IQVIA, Inc., 3.25%, 03/15/25	EUR	200	234,230

Hotels, Restaurants & Leisure — 2.3%
CPUK Finance Ltd., 4.25%, 02/28/47	GBP	200	254,223
ESH Hospitality, Inc., 5.25%, 05/01/25(a)(e)	USD	633	648,034
GLP Capital LP/GLP Financing II, Inc., 5.38%, 11/01/23(e)		1,307	1,401,339
Golden Entertainment, Inc., 7.63%, 04/15/26(a)(e)		274	280,165
Grupo Posadas SAB de CV, 7.88%, 06/30/22(a)(e)		1,000	1,000,313
International Game Technology PLC(a)(e):
6.25%, 02/15/22		550	580,938
6.50%, 02/15/25		1,150	1,256,375

10	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Multi-Sector Opportunities Trust (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Hotels, Restaurants & Leisure (continued)
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, 5.00%, 06/01/24(a)(e)	USD	1,362	$1,407,967
Ladbrokes Group Finance PLC:
5.13%, 09/16/22	GBP	26	35,053
5.13%, 09/08/23		200	265,292
Sabre GLBL, Inc., 5.38%, 04/15/23(a)(e)	USD	1,343	1,373,217
Scientific Games International, Inc., 10.00%, 12/01/22(e)		680	713,150
Sisal Group SpA, 7.00%, 07/31/23	EUR	200	233,655
Stonegate Pub Co. Financing PLC, 7.04%, 03/15/22(b)	GBP	248	316,413
Studio City Finance Ltd., 7.25%, 02/11/24	USD	300	311,250

			10,077,384

Household Durables — 1.6%
Alam Synergy Pte Ltd., 11.50%, 04/22/21		200	215,188
Ashton Woods USA LLC/Ashton Woods Finance Co., 9.88%, 04/01/27(a)(e)		602	634,358
Beazer Homes USA, Inc., 8.75%, 03/15/22(e)		1,150	1,196,000
Century Communities, Inc., 6.75%, 06/01/27(a)		110	111,513
Controladora Mabe SA de CV, 5.60%, 10/23/28(a)(e)		1,000	1,047,187
KB Home, 7.63%, 05/15/23(e)		362	404,535
Taylor Morrison Communities, Inc., 5.88%, 06/15/27(a)(e)		647	658,322
TRI Pointe Group, Inc., 4.88%, 07/01/21(e)		1,297	1,322,940
William Lyon Homes, Inc., 6.63%, 07/15/27(a)(l)		1,489	1,485,277

			7,075,320

Independent Power and Renewable Electricity Producers — 0.7%
Calpine Corp., 5.25%, 06/01/26(a)(e)		1,406	1,430,605
Capex SA, 6.88%, 05/15/24(a)(e)		1,000	896,250
Vistra Energy Corp.(e):
7.38%, 11/01/22		600	621,750
7.63%, 11/01/24		360	380,693

			3,329,298

Industrial Conglomerates — 2.7%
Grupo KUO SAB de CV, 5.75%, 07/07/27(a)(e)		1,000	1,015,000
Vertiv Group Corp, (Acquired 05/10/19, cost $10,568,925), 10.00%, 06/30/24(c)(m)		10,887	11,131,958

			12,146,958

Insurance — 0.6%
Aegon NV, 5.63%(b)(g)	EUR	415	523,203
Asahi Mutual Life Insurance Co., 6.50%(b)(g)	USD	400	415,592
ASR Nederland NV, 3.38%, 05/02/49(b)	EUR	190	224,727
Assicurazioni Generali SpA(3 mo. Euribor + 5.35%), 5.00%, 06/08/48(j)		900	1,131,274
Zurich Finance Ireland Designated Activity Co., 1.63%, 06/17/39		520	608,380

			2,903,176

Interactive Media & Services — 0.1%
VeriSign, Inc., 5.25%, 04/01/25(e)	USD	520	555,100

IT Services — 0.2%
21Vianet Group, Inc., 7.88%, 10/15/21		200	205,500
First Data Corp., 5.00%, 01/15/24(a)(e)		576	590,112
InterXion Holding NV, 4.75%, 06/15/25	EUR	100	123,717

			919,329

Leisure Time — 0.6%
Carlson Travel, Inc., 6.75%, 12/15/23(a)(e)	USD	2,704	2,737,800

Media — 2.5%
Altice Financing SA, 5.25%, 02/15/23	EUR	100	116,979
Charter Communications Operating LLC/Charter Communications Operating Capital, 5.05%, 03/30/29(e)	USD	400	441,857
DKT Finance ApS, 7.00%, 06/17/23	EUR	400	496,738

Security	Par (000)		Value

Media (continued)
Intelsat Jackson Holdings SA:
5.50%, 08/01/23(e)	USD	796	$726,350
8.50%, 10/15/24(a)		131	129,690
Intelsat SA, 4.50%, 06/15/25(a)		167	231,031
Lamar Media Corp.(e):
5.00%, 05/01/23		630	641,025
5.75%, 02/01/26		750	788,437
Nexstar Escrow, Inc., 5.63%, 07/15/27(a)(l)		733	750,409
Nielsen Finance LLC/Nielsen Finance Co., 5.00%, 04/15/22(a)(e)		1,360	1,356,600
Outfront Media Capital LLC/Outfront Media Capital Corp., 5.63%, 02/15/24(e)		506	520,548
Sirius XM Radio, Inc.(a):
4.63%, 07/15/24(l)		931	952,674
5.00%, 08/01/27		70	71,218
5.50%, 07/01/29		66	67,663
Telenet Finance VI Luxembourg SCA, 4.88%, 07/15/27	EUR	180	222,092
United Group BV:
4.88%, 07/01/24(l)		100	117,832
4.88%, 07/01/24		430	507,279
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 5.00%, 01/15/25(a)(e)	USD	1,342	1,382,260
Virgin Media Receivables Financing Notes II DAC, 5.75%, 04/15/23	GBP	200	262,549
Ziggo BV, 5.50%, 01/15/27(a)(e)	USD	1,451	1,475,972

			11,259,203

Metals & Mining — 2.1%
Commercial Metals Co.:
4.88%, 05/15/23(e)		181	182,358
5.75%, 04/15/26		51	50,911
5.38%, 07/15/27(e)		1,374	1,367,130
Eterna Capital Pte Ltd., Series B, 8.00%, 12/11/22(f)		637	531,547
Gold Fields Orogen Holdings BVI Ltd., 5.13%, 05/15/24(a)		507	529,815
Kaiser Aluminum Corp., 5.88%, 05/15/24(e)		1,315	1,367,600
Nexa Resources SA, 5.38%, 05/04/27(a)(e)		2,000	2,098,250
Shandong Iron And Steel Xinheng International Co. Ltd., 6.50%, 06/14/21		200	199,640
Steel Dynamics, Inc.(e):
5.50%, 10/01/24		633	655,946
5.00%, 12/15/26		1,349	1,406,333
thyssenkrupp AG, 2.88%, 02/22/24	EUR	245	290,407
Vedanta Resources Finance II PLC, 8.00%, 04/23/23	USD	230	232,588
Vedanta Resources Ltd., 7.13%, 05/31/23		270	266,709
Yankuang Group Cayman Ltd., 4.75%, 11/30/20		210	209,498
Zekelman Industries, Inc., 9.88%, 06/15/23(a)		127	134,064

			9,522,796

Multiline Retail — 0.1%
Hipercor SA, 3.88%, 01/19/22	EUR	500	608,422

Oil, Gas & Consumable Fuels — 9.7%
Andeavor Logistics LP/Tesoro Logistics Finance Corp., 5.25%, 01/15/25(e)	USD	936	990,409
Antero Resources Corp.(e):
5.38%, 11/01/21		250	246,875
5.13%, 12/01/22		1,150	1,104,000
Bruin E&P Partners LLC, 8.88%, 08/01/23(a)		110	92,400
Carrizo Oil & Gas, Inc., 6.25%, 04/15/23(e)		1,458	1,406,970
Centennial Resource Production LLC(a):
5.38%, 01/15/26(e)		1,841	1,748,950
6.88%, 04/01/27		127	128,270
Cheniere Corpus Christi Holdings LLC(e):
5.88%, 03/31/25		620	690,525
5.13%, 06/30/27		1,365	1,482,731

SCHEDULES OF INVESTMENTS	11

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Multi-Sector Opportunities Trust (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Oil, Gas & Consumable Fuels (continued)
Cheniere Energy, Inc., (4.88% PIK), 4.88%, 05/28/21(a)(f)(k)	USD	1,565	$1,642,474
Chesapeake Energy Corp.:
6.63%, 08/15/20		77	77,578
7.00%, 10/01/24(e)		1,400	1,256,500
Continental Resources, Inc., 5.00%, 09/15/22(e)		933	940,656
CrownRock LP/CrownRock Finance, Inc., 5.63%, 10/15/25(a)		54	54,135
Diamondback Energy, Inc., 4.75%, 11/01/24(e)		2,018	2,076,017
eG Global Finance PLC:
3.63%, 02/07/24	EUR	437	495,422
4.38%, 02/07/25		111	125,650
Energen Corp., 4.63%, 09/01/21(e)	USD	534	539,340
Frontera Energy Corp., 9.70%, 06/25/23(a)(e)		1,000	1,063,437
Geopark Ltd., 6.50%, 09/21/24(a)(e)		2,000	2,040,000
Gran Tierra Energy International Holdings Ltd., 6.25%, 02/15/25(a)(e)		1,500	1,396,875
Gran Tierra Energy, Inc., 7.75%, 05/23/27(a)(e)		600	590,400
Hammerhead Resources, Inc., Series AI, 9.00%, 07/10/22		1,279	1,167,087
Hilong Holding Ltd., 7.25%, 06/22/20		200	198,630
Jagged Peak Energy LLC, 5.88%, 05/01/26(e)		1,359	1,338,615
Medco Straits Services Pte Ltd., 8.50%, 08/17/22		650	700,172
NGPL PipeCo LLC, 7.77%, 12/15/37(a)(e)		1,116	1,417,320
Northern Oil and Gas, Inc., (8.50% Cash or 1.00% PIK), 9.50%, 05/15/23(e)(f)		181	186,780
Pacific Drilling SA, 8.38%, 10/01/23(a)(e)		175	173,250
Parsley Energy LLC/Parsley Finance Corp.(a):
6.25%, 06/01/24		24	24,960
5.38%, 01/15/25(e)		1,634	1,674,850
5.25%, 08/15/25		21	21,315
5.63%, 10/15/27		32	33,440
Petrobras Global Finance BV(e):
6.00%, 01/27/28		2,000	2,126,500
7.25%, 03/17/44		900	1,000,688
Petroleos Mexicanos:
6.38%, 02/04/21(e)		1,030	1,058,068
6.50%, 03/13/27(e)		1,000	989,700
6.50%, 01/23/29		400	387,000
Puma International Financing SA, 5.13%, 10/06/24(a)		1,000	919,987
QEP Resources, Inc., 6.88%, 03/01/21(e)		362	371,955
Rio Oil Finance Trust, 9.25%, 07/06/24(a)(e)		616	682,441
Rockies Express Pipeline LLC, 6.88%, 04/15/40(a)(e)		1,000	1,115,410
Santos Finance Ltd., 5.25%, 03/13/29		400	417,864
Saudi Arabian Oil Co., 3.50%, 04/16/29(a)		425	429,781
Seven Generations Energy Ltd., 5.38%, 09/30/25(a)		32	30,800
Sunoco LP/Sunoco Finance Corp.:
6.00%, 04/15/27(a)		27	28,350
Series WI, 5.88%, 03/15/28(e)		2,783	2,883,884
Transocean Guardian Ltd., 5.88%, 01/15/24(a)(e)		229	232,406
WPX Energy, Inc.:
8.25%, 08/01/23		24	27,360
5.25%, 09/15/24		27	27,709
5.75%, 06/01/26		24	24,930
YPF SA:
(Argentina Deposit Rates Badlar Pvt Banks + 4.00%), 52.06%, 07/07/20(d)		2,000	720,472
8.50%, 03/23/21(a)		1,000	1,016,875
8.50%, 06/27/29(a)		1,500	1,464,750
Zhejiang Baron BVI Co. Ltd., 6.80%, 08/27/21		385	383,075

			43,466,038

Pharmaceuticals — 0.7%
Bausch Health Cos., Inc., 4.50%, 05/15/23	EUR	200	230,354

Security	Par (000)		Value

Pharmaceuticals (continued)
CVS Health Corp., 4.30%, 03/25/28(e)	USD	2,000	$2,108,956
Jubilant Pharma Ltd., 6.00%, 03/05/24		200	204,294
Merck KGaA(5 year EUR Swap + 2.94%), 2.88%, 06/25/79(j)	EUR	600	704,471

			3,248,075

Plastics — 0.0%
Pearl Holding III Ltd., 9.50%, 12/11/22	USD	200	162,900

Real Estate — 2.0%
Central China Real Estate Ltd.:
7.33%, 01/27/20		200	201,500
6.50%, 03/05/21		200	201,248
China Aoyuan Group Ltd.:
7.50%, 05/10/21		400	412,000
8.50%, 01/23/22		200	211,174
7.95%, 02/19/23		200	208,388
China SCE Group Holdings Ltd., 8.75%, 01/15/21		200	209,500
China SCE Property Holdings Ltd., 7.45%, 04/17/21		500	511,614
CIFI Holdings Group Co. Ltd., 5.50%, 01/23/22		400	396,169
Country Garden Holdings Co. Ltd.:
7.25%, 04/04/21		300	305,250
6.50%, 04/08/24		300	309,281
Easy Tactic Ltd.:
9.13%, 07/28/22		200	212,000
8.63%, 02/27/24		300	305,625
Excel Capital Global Ltd., 7.00%(b)(g)		500	506,015
Global Prime Capital Pte Ltd., 7.25%, 04/26/21		200	207,230
Greenland Global Investment Ltd., 7.18%, 09/26/21(b)		300	304,725
JGC Ventures Pte Ltd., 10.75%, 08/30/21		200	215,100
Jingrui Holdings Ltd., 9.45%, 04/23/21		200	190,850
KWG Group Holdings Ltd., 7.88%, 09/01/23		200	202,000
Logan Property Holdings Co. Ltd., 7.50%, 08/25/22		200	207,000
New Metro Global Ltd., 6.50%, 04/23/21		500	505,000
No Va Land Investment Group Corp., 5.50%, 04/27/23(k)		600	558,750
Powerlong Real Estate Holdings Ltd.:
5.95%, 07/19/20		300	298,629
6.95%, 04/17/21		300	300,000
Redco Properties Group Ltd., 13.50%, 01/21/20		405	417,150
Ronshine China Holdings Ltd., 8.75%, 10/25/22		200	197,522
Times China Holdings Ltd., 7.63%, 02/21/22		300	309,000
Yuzhou Properties Co. Ltd.:
7.90%, 05/11/21		400	413,750
8.63%, 01/23/22		200	209,000
Zhenro Properties Group Ltd.:
10.50%, 06/28/20		200	206,687
12.50%, 01/02/21		200	213,312

			8,945,469

Real Estate Management & Development — 1.5%
Agile Group Holdings Ltd., 8.50%, 07/18/21		400	424,783
China Evergrande Group:
7.00%, 03/23/20		1,386	1,393,363
6.25%, 06/28/21		600	578,813
9.50%, 04/11/22		200	198,000
4.25%, 02/14/23	HKD	6,000	719,834
10.00%, 04/11/23	USD	200	194,442
7.50%, 06/28/23		200	180,000
Fantasia Holdings Group Co. Ltd.:
8.38%, 03/08/21		200	191,000
7.38%, 10/04/21		400	362,580
Forestar Group, Inc., 8.00%, 04/15/24(a)(e)		1,495	1,567,881
Future Land Development Holdings Ltd.:
5.00%, 02/16/20		240	240,000
7.50%, 01/22/21		200	205,500

12	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Multi-Sector Opportunities Trust (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Real Estate Management & Development (continued)
Residomo SRO, 3.38%, 10/15/24	EUR	310	$365,924
Sunac China Holdings Ltd., 7.25%, 06/14/22	USD	200	200,250

			6,822,370

Road & Rail — 0.4%
Herc Rentals, Inc., 7.50%, 06/01/22(a)(e)		1,313	1,363,550
Hertz Corp., 7.38%, 01/15/21(e)		300	300,375
Hertz Holdings Netherlands BV, 5.50%, 03/30/23	EUR	200	240,198

			1,904,123

Specialty Retail — 0.2%
Baoxin Auto Finance I Ltd.:
5.63%(b)(g)	USD	320	290,100
7.90%, 02/09/20		200	197,500
Parts Europe SA, 4.38%, 05/01/22	EUR	220	251,503

			739,103

Textiles, Apparel & Luxury Goods — 0.2%
Hanesbrands Finance Luxembourg SCA, 3.50%, 06/15/24		100	124,653
Prime Bloom Holdings Ltd.:
7.50%, 12/19/19	USD	300	283,275
6.95%, 07/05/22		470	366,600

			774,528

Thrifts & Mortgage Finance — 0.1%
Jerrold Finco PLC, 6.25%, 09/15/21	GBP	200	258,752

Transportation Infrastructure — 0.5%
Rumo Luxembourg Sarl, 7.38%, 02/09/24(a)(e)	USD	2,000	2,155,000

Utilities — 0.9%
ContourGlobal Power Holdings SA, 3.38%, 08/01/23	EUR	100	117,974
Huachen Energy Co. Ltd., 6.63%, 05/18/20(h)(i)	USD	300	193,359
Stoneway Capital Corp., 10.00%, 03/01/27(a)(e)		3,239	3,048,961
Vistra Operations Co. LLC, 5.00%, 07/31/27(a)		792	820,710

			4,181,004

Wireless Telecommunication Services — 1.3%
Comunicaciones Celulares SA Via Comcel Trust, 6.88%, 02/06/24(a)(e)		2,000	2,065,625
Equinix, Inc., 2.88%, 03/15/24	EUR	200	237,654
Intelsat Connect Finance SA, 9.50%, 02/15/23(a)	USD	167	147,795
Iron Mountain, Inc., 3.00%, 01/15/25	EUR	200	234,738
Matterhorn Telecom SA, 3.88%, 05/01/22		220	252,664
Sprint Corp., 7.88%, 09/15/23(e)	USD	1,343	1,458,834
T-Mobile USA, Inc., 6.50%, 01/15/26(e)		1,286	1,390,243

			5,787,553

Total Corporate Bonds — 51.4% (Cost — $227,704,735)			229,264,785

Floating Rate Loan Interests(d) — 20.4%

Aerospace & Defense — 0.3%
TransDigm, Inc., 2018 Term Loan F, (3 mo. LIBOR + 2.50%), 4.83%, 06/09/23		1,352	1,325,860

Airlines — 0.2%
Allegiant Travel Co., Term Loan B, (3 mo. LIBOR + 4.50%), 7.07%, 02/05/24		742	741,680

Asset Management & Custodian — 3.8%
Magnum Intermediate Holdings I LLC, 2nd Lien Term Loan, (Fixed + 13.25%), 13.25%, 10/26/21(c)		17,000	17,064,600

Banks — 1.0%
Caliber Home Loans, Inc., 2018 Revolver, 5.69%, 04/24/21(c)		2,307	2,301,505

Security	Par (000)		Value

Banks (continued)
Roundpoint Mortgage Servicing Corp., 2018 Term Loan, (1 mo. LIBOR + 3.37%), 5.82%, 08/08/20(c)	USD	2,028	$2,028,316

			4,329,821

Building Products — 0.2%
Jeld-Wen, Inc., 2017 1st Lien Term Loan, (3 mo. LIBOR + 2.00%), 4.33%, 12/14/24		1,083	1,076,364

Capital Markets — 4.3%
A10 Capital LLC, Mezzanine Term Loan, (1 mo. LIBOR + 6.50%), 8.90%, 03/31/23(c)		19,400	19,147,800

Construction & Engineering — 0.9%
Ply Gem Midco, Inc., 2018 Term Loan, (3 mo. LIBOR + 3.75%), 6.35%, 04/12/25		2,000	1,939,806
SRS Distribution, Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 5.65%, 05/23/25		313	299,416
Summit Materials Companies I LLC, 2017 Term Loan B, (1 mo. LIBOR + 2.00%), 4.40%, 11/21/24		1,780	1,768,753

			4,007,975

Construction Materials — 0.2%
Foundation Building Materials LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 5.40%, 08/13/25(c)		746	742,519

Diversified Financial Services — 2.5%
Chimera Special Holding LLC, Term Loan, (1 mo. LIBOR + 2.00%), 4.43%, 10/04/19(c)		3,879	3,878,592
CLGF Holdco 1 LLC, Term Loan, (3 mo. LIBOR + 5.00%), 7.59%, 12/20/19(c)		7,500	7,462,500

			11,341,092

Electrical Equipment — 0.4%
Gates Global LLC, 2017 Repriced Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 5.15%, 04/01/24		1,916	1,902,263

Electronic Equipment, Instruments & Components — 0.4%
Robertshaw US Holding Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.94%, 02/28/25(c)		1,775	1,632,971

Energy Equipment & Services — 0.1%
Bristow Group Inc., Prepetition Term Loan, (3 mo. LIBOR + 7.00%), 9.50%, 05/10/22(c)		296	284,502
Pioneer Energy Services Corp., Term Loan, (1 mo. LIBOR + 7.75%, 1.00% Floor), 10.15%, 11/08/22(c)		381	358,095

			642,597

Entertainment — 0.2%
PCI Gaming Authority, Term Loan, (1 mo. LIBOR + 3.00%), 5.40%, 05/29/26		830	830,863

Gas Utilities — 0.2%
AL Midcoast Holdings LLC, 2018 Term Loan B, (3 mo. LIBOR + 5.50%), 7.83%, 07/31/25		749	750,274

Hotels, Restaurants & Leisure — 0.9%
Scientific Games International, Inc., 2018 Term Loan B5, (2 mo. LIBOR + 2.75%), 5.22%, 08/14/24		1,916	1,885,294
Stars Group Holdings B.V., 2018 USD Incremental Term Loan, (3 mo. LIBOR + 3.50%), 5.83%, 07/10/25		2,141	2,139,922

			4,025,216

Oil, Gas & Consumable Fuels — 0.2%
BCP Raptor II LLC, 1st Lien Term Loan, (1 mo. LIBOR + 4.75%), 7.15%, 11/03/25		751	712,827

Pharmaceuticals — 0.1%
Bausch Health Cos., Inc., Term Loan B, 11/27/25(n)		678	673,954

SCHEDULES OF INVESTMENTS	13

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Multi-Sector Opportunities Trust (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Software — 4.4%
Aligned Energy LLC, Term Loan, 10/09/23(n)	USD	5,000	$4,969,837
PowerSchool, 2018 2nd Lien Term Loan, (3 mo. LIBOR + 6.75%), 9.32%, 08/01/26		15,000	14,793,750

			19,763,587

Water Utilities — 0.1%
PLH Infrastructure Services, Inc., 2018 Term Loan, (3 mo. LIBOR + 6.00%), 8.57%, 08/07/23(c)		384	376,425

Total Floating Rate Loan Interests — 20.4% (Cost — $91,549,807)			91,088,688

Foreign Agency Obligations — 8.9%
Colombia Government International Bond(e):
8.13%, 05/21/24		1,200	1,479,375
4.50%, 01/28/26		3,442	3,719,081
3.88%, 04/25/27		1,030	1,074,805
Egypt Government International Bond:
5.58%, 02/21/23(a)(e)		2,659	2,702,209
5.58%, 02/21/23		1,795	1,824,169
7.50%, 01/31/27		640	682,400
7.50%, 01/31/27(a)(e)		1,249	1,331,746
7.60%, 03/01/29(a)		511	539,105
6.38%, 04/11/31(a)	EUR	264	305,448
8.50%, 01/31/47	USD	1,394	1,475,897
Indonesia Government International Bond:
4.75%, 01/08/26		1,325	1,443,008
3.50%, 01/11/28(e)		2,949	2,967,431
4.10%, 04/24/28		735	776,344
4.75%, 02/11/29		800	888,000
5.35%, 02/11/49(e)		315	377,409
Indonesia Treasury Bond, 6.13%, 05/15/28	IDR	38,654,000	2,521,300
Mexico Government International Bond, 3.75%, 01/11/28(e)	USD	630	641,025
Nigeria Government International Bond, 7.63%, 11/21/25		920	1,002,800
Paraguay Government International Bond, 5.40%, 03/30/50(a)		500	557,187
Qatar Government International Bond:
4.50%, 04/23/28		1,600	1,788,000
4.00%, 03/14/29(a)(e)		760	820,325
Republic of South Africa Government International Bond(e):
4.88%, 04/14/26		3,969	4,114,117
4.30%, 10/12/28		1,190	1,171,778
Russian Foreign Bond — Eurobond, 4.75%, 05/27/26		800	852,250
Saudi Government International Bond:
4.38%, 04/16/29(a)(e)		326	352,895
4.50%, 04/17/30		2,000	2,182,000
5.25%, 01/16/50(a)(e)		1,147	1,303,996
Sri Lanka Government International Bond, 7.85%, 03/14/29		525	543,047
Turkey Government International Bond, 4.88%, 04/16/43(e)		325	253,703

Total Foreign Agency Obligations — 8.9% (Cost — $37,793,032)			39,690,850

Non-Agency Mortgage-Backed Securities — 20.3%

Collateralized Mortgage Obligations — 1.1%
BCAP LLC Trust, Series 2012-RR3, Class 1A5, 6.62%, 12/26/37(a)(b)		2,099	1,937,914
Cascade Funding Mortgage Trust, Series 2019-RM3, Class C, 4.00%, 06/25/69(a)(b)		1,880	1,803,610

Security	Par (000)		Value

Collateralized Mortgage Obligations (continued)
RMF Buyout Issuance Trust, Series 2019-1, Class M4, 4.23%, 07/25/29(a)(l)	USD	1,450	$1,449,999

			5,191,523

Commercial Mortgage-Backed Securities — 19.2%
Atrium Hotel Portfolio Trust, Series 2018-ATRM, Class E, (1 mo. LIBOR US + 3.40%), 5.79%, 06/15/35(a)(d)		3,000	3,014,971
Banc of America Commercial Mortgage Trust, Series 2007-1, Class AMFX, 5.48%, 01/15/49(b)		1,397	1,401,169
Barclays Commercial Mortgage Trust, Series 2019-C3, Class D, 3.00%, 05/15/52(a)		1,629	1,441,234
BBCMS Mortgage Trust(a)(d):
Series 2017-DELC, Class E, (1 mo. LIBOR US + 2.50%), 4.89%, 08/15/36		2,258	2,260,815
Series 2017-DELC, Class F, (1 mo. LIBOR US + 3.50%), 5.89%, 08/15/36		550	550,684
Series 2018-TALL, Class E, (1 mo. LIBOR US + 2.44%), 4.83%, 03/15/37		1,000	1,003,121
Series 2019-CLP, Class E, (1 mo. LIBOR US + 2.11%), 4.51%, 12/15/31		1,434	1,436,952
Benchmark Mortgage Trust:
Series 2018-B2, Class D, 2.84%, 02/15/51(a)(b)		3,000	2,695,258
Series 2018-B3, Class D, 3.06%, 04/10/51(a)		2,500	2,275,060
Series 2018-B7, Class C, 5.02%, 05/15/53(b)		1,986	2,191,126
Series 2019-B9, Class XD, 2.17%, 03/15/52(a)(b)		11,550	1,803,839
BWAY Mortgage Trust, Series 2013-1515, Class F, 3.93%, 03/10/33(a)(b)		2,500	2,520,681
BX Commercial Mortgage Trust, Series 2018-IND, Class H, (1 mo. LIBOR US + 3.00%), 5.39%, 11/15/35(a)(d)		1,624	1,629,319
CCRE Commercial Mortgage Trust, Series 2019-FAX, Class E, 4.64%, 01/15/39		2,000	2,112,375
CCRESG Commercial Mortgage Trust, Series 2016-HEAT, Class E, 5.67%, 04/10/29(a)(b)		2,500	2,536,035
Citigroup Commercial Mortgage Trust, Class D(a)(b):
Series 2016-C1, 5.12%, 05/10/49		5,000	5,067,833
Series 2016-P3, 2.80%, 04/15/49		1,000	864,524
COMM Mortgage Trust, Series 2015-CR23, Class CME, 3.81%, 05/10/48(a)(b)		1,200	1,197,972
CSAIL Commercial Mortgage Trust, Series 2019-C15, Class D, 3.00%, 03/15/52(a)		1,939	1,701,094
DBGS Mortgage Trust, Series 2019-1735, Class F, 4.33%, 04/10/37(a)(b)		999	957,400
DBUBS Mortgage Trust, Series 2017-BRBK, Class F, 3.65%, 10/10/34(a)(b)		1,000	988,311
GRACE Mortgage Trust, Series 2014, Class G, 3.71%, 06/10/28(a)(b)		2,025	2,012,721
GS Mortgage Securities Corp. Trust, Series 2017-500K, Class G, (1 mo. LIBOR US + 2.50%), 4.89%, 07/15/32(a)(d)		400	397,357
GS Mortgage Securities Trust, Series 2017-GS7, Class E, 3.00%, 08/10/50(a)		1,000	889,760
JPMBB Commercial Mortgage Securities Trust, Series 2015-C33, Class D1, 4.27%, 12/15/48(a)(b)		857	852,254
JPMCC Commercial Mortgage Securities Trust, Series 2017-JP5, Class D, 4.80%, 03/15/50(a)(b)		2,500	2,556,935
JPMDB Commercial Mortgage Securities Trust, Series 2018-C8, Class XD, 1.50%, 06/15/51(a)(b)		11,427	1,229,808
JPMorgan Chase Commercial Mortgage Securities Trust(a):
Series 2013-C13, Class D, 4.13%, 01/15/46(b)		500	506,234
Series 2015-JP1, Class E, 4.39%, 01/15/49(b)		2,031	1,953,822
Series 2018-WPT, Class FFX, 5.54%, 07/05/33		1,970	2,015,371
LSTAR Commercial Mortgage Trust, Class C(a)(b):
Series 2016-4, 4.71%, 03/10/49		476	471,629
Series 2017-5, 4.87%, 03/10/50		1,376	1,348,842

14	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Multi-Sector Opportunities Trust (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Commercial Mortgage-Backed Securities (continued)
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C23, Class D, 4.27%, 07/15/50(a)(b)	USD	2,035	$1,987,808
Morgan Stanley Capital I Trust:
Series 2017-H1, Class D, 2.55%, 06/15/50(a)		1,000	840,990
Series 2018-H3, Class D, 3.00%, 07/15/51(a)		3,000	2,647,423
Series 2018-H4, Class C, 5.25%, 12/15/51(b)		1,423	1,582,362
Series 2018-MP, Class E, 4.42%, 07/11/40(a)(b)		2,000	1,966,564
Series 2018-SUN, Class F, (1 mo. LIBOR US + 2.55%), 4.94%, 07/15/35(a)(d)		1,800	1,818,969
Series 2019-AGLN, Class F, (1 mo. LIBOR US + 2.60%), 4.99%, 03/15/34(a)(d)		2,000	2,002,512
Natixis Commercial Mortgage Securities Trust, Series 2018-FL1, Class MCR1, 4.79%, 06/15/35(a)(b)		1,820	1,810,205
US 2018-USDC, Series 2018-USDC, Class E, 4.64%, 05/13/38(a)(b)		1,500	1,563,384
Velocity Commercial Capital Loan Trust, Series 2018-1(a):
Class M5, 6.26%, 04/25/48		351	363,730
Class M6, 7.26%, 04/25/48		747	747,438
Wells Fargo Commercial Mortgage Trust, Class D:
Series 2015-C28, 4.25%, 05/15/48(b)		2,400	2,220,253
Series 2015-NXS1, 4.24%, 05/15/48(b)		2,875	2,799,169
Series 2015-NXS4, 3.75%, 12/15/48(b)		1,074	1,065,341
Series 2015-P2, 3.24%, 12/15/48(a)		1,375	1,204,521
Series 2017-C41, 2.60%, 11/15/50(a)(b)		1,967	1,680,560
Series 2018-C44, 3.00%, 05/15/51(a)		3,000	2,712,440
Series 2018-C45, 3.00%, 06/15/51(a)		2,100	1,844,750
WFRBS Commercial Mortgage Trust, Series 2012-C6, Class D, 5.77%, 04/15/45(a)(b)		725	759,152

			85,502,077

Total Non-Agency Mortgage-Backed Securities — 20.3% (Cost — $86,239,837)			90,693,600

Preferred Securities

Capital Trusts — 9.5%

Auto Components — 0.4%
Volkswagen International Finance NV(g)(j):
3.88%		900	1,041,299
4.63%		500	623,239

			1,664,538

Banks — 3.6%
ABN AMRO Bank NV(g):
4.75%(b)		1,800	2,105,728
5.75%(j)		400	478,223
Allied Irish Banks PLC, 7.38%(g)(j)		200	245,329
Banco Bilbao Vizcaya Argentaria SA, 6.00%(b)(g)		1,000	1,193,828
Banco Mercantil del Norte SA, 6.75%(a)(g)(j)		1,000	997,500
Bank of Ireland, 7.38%(g)(j)		200	239,924
BAWAG Group AG, 5.00%(b)(g)		800	903,898
CaixaBank SA, 6.75%(g)(j)		1,200	1,473,499
Cooperatieve Rabobank UA(g):
4.63%(b)		800	974,904
6.63%(j)		800	1,006,225
Erste Group Bank AG(g):
5.13%(b)		800	959,767
8.88%(j)		1,000	1,304,822
Industrial & Commercial Bank of China Asia Ltd., 4.25%(g)(j)		380	377,625
Intesa Sanpaolo SpA, 7.75%(g)(j)		1,400	1,791,742
KBC Group NV, 4.25%(b)(g)		1,800	2,001,055

			16,054,069

Security	Par (000)		Value

Building Materials — 0.0%
Holcim Finance Luxembourg SA, 3.00%(b)(g)	USD	100	$117,425

Chemicals — 0.1%
Solvay Finance SA, 5.43%(g)(j)		390	514,336

Diversified Financial Services — 2.9%
Barclays PLC(g):
7.75%(b)		800	820,000
7.88%(j)		900	941,625
BNP Paribas SA(g):
6.13%(j)		200	253,852
6.63%(b)		1,275	1,327,594
7.00%(b)		600	640,500
Credit Suisse Group AG(g):
7.13%(j)		800	849,000
7.25%(a)(b)		200	215,000
7.50%(a)(b)(e)		900	961,263
HSBC Holdings PLC, 6.25%(b)(e)(g)		1,400	1,442,000
Societe Generale SA(g):
7.38%(j)		1,400	1,471,820
7.38%(b)		800	832,000
UBS Group Funding Switzerland AG, 7.00%(g)(j)		1,400	1,533,000
UniCredit SpA(g):
6.63%(j)		900	1,018,273
7.50%(b)		500	599,622

			12,905,549

Diversified Telecommunication Services — 0.5%
Telefonica Europe BV(g):
3.75%(j)		500	600,544
3.88%(b)		1,400	1,647,403

			2,247,947

Electric Utilities — 0.5%
Origin Energy Finance Ltd., 4.00%, 09/16/74(j)		200	228,914
Orsted A/S, 2.25%, 11/24/17(b)		1,400	1,642,087
RWE AG, 2.75%, 04/21/75(j)		200	232,103

			2,103,104

Electronic Equipment, Instruments & Components — 0.1%
Belden, Inc., 4.13%, 10/15/26		200	241,934

Insurance — 0.5%
Argentum Netherlands BV for Swiss Re Ltd., 5.75%, 08/15/50(j)		800	862,000
AXA SA, 3.25%, 05/28/49(b)		800	1,000,484
KDB Life Insurance Co. Ltd., 7.50%(b)(g)		500	486,563

			2,349,047

Media — 0.2%
Bertelsmann SE & Co. KGaA, 3.50%, 04/23/75(j)		800	957,875

Oil, Gas & Consumable Fuels — 0.2%
Naturgy Finance BV, 4.13%(g)(j)		300	370,562
Repsol International Finance BV, 3.88%(g)(j)		200	239,359
TOTAL SA, 3.37%(g)(j)		300	380,275

			990,196

Real Estate — 0.1%
ATF Netherlands BV, 3.75%(g)(j)		400	474,203

Utilities — 0.4%
Engie SA, 3.25%(b)(g)		1,400	1,736,173

Total Capital Trusts — 9.5% (Cost — $40,854,979)			42,356,396

Total Preferred Securities— 9.5%			42,356,396

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Multi-Sector Opportunities Trust (Percentages shown are based on Net Assets)

Security	Par (000)		Value

U.S. Government Sponsored Agency Securities — 0.8%

Collateralized Mortgage Obligations — 0.5%
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2018-DNA1, Class B1, 5.55%, 07/25/30(b)	USD	2,000	$1,991,716

Commercial Mortgage-Backed Securities — 0.3%
FREMF Mortgage Trust, Series 2017-KGX1, Class BFX, 3.71%, 10/25/27(a)(b)		1,500	1,450,905

Total U.S. Government Sponsored Agency Securities — 0.8% (Cost — $3,365,835)			3,442,621

Total Long-Term Investments — 136.4% (Cost — $603,644,217)			608,282,705

		Shares

Short-Term Securities — 1.3%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.26%(p)(q)		5,990,756	5,990,756

Total Short-Term Securities — 1.3% (Cost — $5,990,756)			5,990,756

Total Investments — 137.7% (Cost — $609,634,973)			614,273,461

Liabilities in Excess of Other Assets — (37.7)%			(168,106,521)

Net Assets — 100.0%			$446,166,940

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Variable rate security. Rate shown is the rate in effect as of period end.
(e)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(f)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(g)	Perpetual security with no stated maturity date.
(h)	Issuer filed for bankruptcy and/or is in default.
(i)	Non-income producing security.
(j)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(k)	Convertible security.
(l)	When-issued security.
(m)

Restricted security as to resale, excluding 144A securities. As of period end, the Trust held restricted securities with a current value of $11,131,958 and an original cost of $10,568,925, which was 2.5% of its net assets.

(n)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(o)	Amount is less than $500.
(p)	Annualized 7-day yield as of period end.

(q)

During the six months ended June 30, 2019, investments in issuers considered to be an affiliate/affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/18	Net Activity	Shares Held at 06/30/19	Value at 06/30/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	5,561,179	429,577	5,990,756	$5,990,756	$50,431	$—	$—

(a)	Includes net capital gain distributions, if applicable.

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
Barclays Capital, Inc.	2.80%	10/04/18	Open	$1,188,750	$1,213,714	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.80	10/04/18	Open	1,093,943	1,116,915	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.85	11/29/18	Open	1,810,000	1,840,664	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	12/03/18	Open	2,155,589	2,191,426	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.79	12/13/18	Open	1,865,000	1,891,701	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	12/13/18	Open	2,190,240	2,224,745	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	12/13/18	Open	1,158,338	1,176,586	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	12/13/18	Open	1,253,160	1,272,903	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	12/13/18	Open	1,100,190	1,117,523	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	12/13/18	Open	1,086,195	1,103,307	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	12/13/18	Open	1,199,173	1,218,064	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	12/13/18	Open	1,095,413	1,112,670	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	12/13/18	Open	1,040,020	1,056,405	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	12/13/18	Open	1,076,075	1,093,028	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	12/13/18	Open	1,338,858	1,359,950	Corporate Bonds	Open/Demand

16	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Multi-Sector Opportunities Trust

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
RBC Capital Markets, LLC	3.05%	12/13/18	Open	$1,030,500	$1,046,735	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	12/13/18	Open	1,066,822	1,083,629	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	12/14/18	Open	2,488,219	2,518,699	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.50	12/14/18	Open	1,060,500	1,076,667	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.60	12/14/18	Open	887,500	900,063	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.70	12/14/18	Open	768,750	780,051	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.75	12/14/18	Open	650,000	659,024	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.80	12/14/18	Open	1,115,520	1,132,525	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.80	12/14/18	Open	961,610	976,269	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.80	12/14/18	Open	1,725,000	1,751,297	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.80	12/14/18	Open	727,875	738,971	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.80	12/14/18	Open	2,673,125	2,713,875	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.80	12/14/18	Open	1,218,123	1,236,692	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.80	12/14/18	Open	1,129,788	1,147,010	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.80	12/14/18	Open	1,098,200	1,114,941	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.80	12/14/18	Open	1,137,221	1,154,558	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.80	12/14/18	Open	1,073,832	1,090,202	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.80	12/14/18	Open	980,505	995,452	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.80	12/14/18	Open	888,282	901,824	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.90	12/14/18	Open	2,313,330	2,349,855	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	3.00	12/14/18	Open	852,500	860,622	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	3.00	12/14/18	Open	1,622,500	1,646,792	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	3.05	12/14/18	Open	1,877,500	1,906,121	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	12/20/18	Open	1,077,757	1,094,224	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	01/11/19	Open	384,500	383,603	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.95	01/23/19	Open	1,204,094	1,219,683	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.60	01/24/19	Open	150,500	151,550	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.45	01/24/19	Open	278,250	280,677	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.70	01/25/19	Open	1,847,500	1,869,254	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.75	01/28/19	Open	1,467,083	1,484,341	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	3.00	01/28/19	Open	1,341,260	1,358,473	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	3.00	02/11/19	Open	350,500	354,589	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	2.75	02/12/19	Open	527,625	532,681	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	3.00	02/19/19	Open	1,183,341	1,196,358	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.00	02/21/19	Open	904,500	908,583	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.70	02/21/19	Open	1,012,227	1,022,097	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	3.00	02/21/19	Open	936,994	947,145	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	2.50	02/26/19	Open	898,450	906,187	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.95	03/06/19	Open	783,720	791,170	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.95	03/06/19	Open	821,340	829,147	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	2.45	03/06/19	Open	289,800	292,088	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	3.00	03/07/19	Open	1,155,985	1,167,160	Corporate Bonds	Open/Demand
Goldman Sachs & Co LLC.	2.50	03/11/19	Open	725,263	730,753	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.79	03/29/19	Open	582,930	587,177	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.10	04/09/19	Open	452,375	454,566	Corporate Bonds	Open/Demand
BNP Paribas S.A	2.80	04/09/19	Open	3,459,210	3,481,272	Corporate Bonds	Open/Demand
BNP Paribas S.A	2.95	04/09/19	Open	353,700	356,077	Corporate Bonds	Open/Demand
BNP Paribas S.A	2.95	04/09/19	Open	951,250	957,642	Corporate Bonds	Open/Demand
BNP Paribas S.A	2.95	04/09/19	Open	3,367,066	3,389,691	Corporate Bonds	Open/Demand
BNP Paribas S.A	2.95	04/09/19	Open	1,730,000	1,741,625	Corporate Bonds	Open/Demand
BNP Paribas S.A	2.95	04/09/19	Open	564,750	568,545	Corporate Bonds	Open/Demand
BNP Paribas S.A	2.95	04/09/19	Open	1,016,312	1,023,142	Corporate Bonds	Open/Demand
BNP Paribas S.A	2.99	04/09/19	Open	1,198,104	1,206,264	Corporate Bonds	Open/Demand
BNP Paribas S.A	2.99	04/09/19	Open	1,136,438	1,144,177	Corporate Bonds	Open/Demand
BNP Paribas S.A	2.99	04/09/19	Open	1,244,319	1,252,793	Corporate Bonds	Open/Demand
BNP Paribas S.A	2.99	04/09/19	Open	1,253,850	1,262,389	Corporate Bonds	Open/Demand
BNP Paribas S.A	3.00	04/09/19	Open	1,873,681	1,886,485	Corporate Bonds	Open/Demand
BNP Paribas S.A	3.00	04/09/19	Open	1,860,000	1,872,710	Corporate Bonds	Open/Demand
BNP Paribas S.A	3.00	04/09/19	Open	1,089,625	1,097,071	Corporate Bonds	Open/Demand
BNP Paribas S.A	3.00	04/09/19	Open	1,820,000	1,832,437	Corporate Bonds	Open/Demand
BNP Paribas S.A	3.00	04/09/19	Open	1,887,500	1,900,398	Corporate Bonds	Open/Demand
BNP Paribas S.A	3.03	04/09/19	Open	1,020,625	1,027,669	Corporate Bonds	Open/Demand

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Multi-Sector Opportunities Trust

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
BNP Paribas S.A	3.05%	04/09/19	Open	$952,750	$959,369	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	3.00	04/24/19	Open	598,750	602,093	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.10	04/26/19	Open	507,000	507,532	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	05/02/19	Open	572,900	575,764	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	05/02/19	Open	818,300	822,390	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	05/02/19	Open	630,000	633,149	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	05/02/19	Open	547,655	550,393	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	05/02/19	Open	616,875	619,959	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	05/02/19	Open	1,103,795	1,109,312	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	05/02/19	Open	672,570	675,932	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	05/02/19	Open	1,070,650	1,076,002	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	05/02/19	Open	654,840	658,113	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	05/02/19	Open	810,000	814,049	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	05/02/19	Open	601,875	604,884	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	05/02/19	Open	1,102,200	1,107,709	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	05/02/19	Open	1,060,000	1,065,299	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	05/02/19	Open	1,093,925	1,099,393	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	2.75	05/07/19	Open	811,900	814,945	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	3.00	05/09/19	Open	1,272,000	1,277,512	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	3.00	05/10/19	Open	557,831	560,109	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	3.00	05/10/19	Open	501,600	503,648	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	3.00	05/10/19	Open	541,215	543,425	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	3.00	05/10/19	Open	492,250	494,260	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	3.00	05/10/19	Open	1,160,640	1,165,379	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	3.00	05/10/19	Open	449,375	451,210	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	3.00	05/10/19	Open	912,500	916,226	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	3.00	05/10/19	Open	464,580	466,477	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	3.00	05/10/19	Open	468,650	470,564	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	05/10/19	Open	238,500	239,490	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	05/10/19	Open	289,845	291,048	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	05/10/19	Open	442,550	444,387	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	05/10/19	Open	445,500	447,349	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	05/10/19	Open	317,655	318,974	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	05/10/19	Open	416,185	417,913	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	05/10/19	Open	511,875	514,000	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	05/10/19	Open	297,745	298,981	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	05/10/19	Open	533,200	535,414	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	05/10/19	Open	472,320	474,281	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	06/04/19	Open	1,481,670	1,484,934	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	06/04/19	Open	1,195,425	1,198,058	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.50	06/06/19	Open	1,169,376	1,171,406	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.75	06/06/19	Open	1,351,500	1,354,081	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.75	06/06/19	Open	1,009,400	1,011,328	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.95	06/06/19	Open	1,123,300	1,125,601	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	3.00	06/06/19	Open	1,024,550	1,026,684	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	2.45	06/11/19	Open	195,406	195,659	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.65	06/20/19	Open	314,182	314,414	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.65	06/20/19	Open	1,574,000	1,575,159	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.75	06/20/19	Open	963,750	964,560	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.85	06/20/19	Open	894,375	895,154	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.90	06/20/19	Open	1,626,719	1,628,029	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.90	06/20/19	Open	1,270,283	1,271,306	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.95	06/20/19	Open	935,000	935,843	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.95	06/20/19	Open	906,250	907,067	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.95	06/20/19	Open	917,500	918,327	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	3.00	06/20/19	Open	970,175	971,064	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	3.00	06/20/19	Open	1,078,969	1,079,958	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	3.00	06/20/19	Open	1,193,500	1,194,594	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	3.00	06/20/19	Open	1,253,000	1,254,149	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	3.00	06/20/19	Open	792,500	793,226	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	3.15	06/20/19	Open	702,500	703,176	Corporate Bonds	Open/Demand

18	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Multi-Sector Opportunities Trust

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
RBC Capital Markets, LLC	2.79%	06/20/19	Open	$396,000	$396,338	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	06/20/19	Open	194,145	194,326	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	06/20/19	Open	224,615	224,824	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	06/20/19	Open	438,210	438,618	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	06/20/19	Open	878,040	878,858	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	06/20/19	Open	1,756,038	1,757,674	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	06/20/19	Open	154,177	154,321	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	06/20/19	Open	196,800	196,983	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	06/20/19	Open	525,687	526,177	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	06/20/19	Open	199,375	199,561	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	06/20/19	Open	146,157	146,294	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	06/20/19	Open	196,020	196,203	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	06/20/19	Open	154,742	154,887	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	06/20/19	Open	303,450	303,733	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	06/20/19	Open	223,995	224,204	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	3.00	06/27/19	Open	2,381,250	2,381,845	Corporate Bonds	Open/Demand
BNP Paribas S.A	2.87	06/27/19	Open	811,250	811,444	Corporate Bonds	Open/Demand
BNP Paribas S.A	2.99	06/27/19	Open	991,875	992,122	Corporate Bonds	Open/Demand
BNP Paribas S.A	3.00	06/27/19	Open	2,315,625	2,316,203	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	06/27/19	Open	139,125	139,160	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	06/27/19	Open	126,000	126,032	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	06/27/19	Open	150,147	150,185	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	06/27/19	Open	469,500	469,520	Corporate Bonds	Open/Demand

				$156,528,124	$157,813,591

(a)	Certain agreements have no stated maturity and can be terminated by either party at any time.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value / Unrealized Appreciation (Depreciation)
Long Contracts
10-Year U.S. Ultra Long Treasury Note	71	09/19/19	$9,807	$25,548
Long U.S. Treasury Bond	42	09/19/19	6,535	173,781
5-Year U.S. Treasury Note	107	09/30/19	12,643	157,848

				357,177

Short Contracts
Euro-BOBL	1	09/06/19	153	(649)
10-Year U.S. Treasury Note	198	09/19/19	25,338	(515,047)
U.S. Ultra Bond	11	09/19/19	1,953	(66,422)
2-Year U.S. Treasury Note	221	09/30/19	47,555	(47,830)

				(629,948)

				$(272,771)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
GBP	2,373,000	USD	3,008,066	State Street Bank and Trust Co.	07/03/19	$5,680
USD	684,318	EUR	600,000	State Street Bank and Trust Co.	07/03/19	2,000
USD	49,182,678	EUR	43,103,000	UBS AG	08/06/19	29,657

						37,337

EUR	43,103,000	USD	49,046,904	UBS AG	07/03/19	(30,290)
USD	62,030	EUR	55,000	BNP Paribas S.A.	07/03/19	(516)
USD	46,152,133	EUR	41,301,000	HSBC Bank USA N.A.	07/03/19	(815,251)

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Multi-Sector Opportunities Trust

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	670,862	EUR	594,000	JPMorgan Chase Bank N.A.	07/03/19	$(4,634)
USD	625,236	EUR	553,000	State Street Bank and Trust Co.	07/03/19	(3,634)
USD	2,994,739	GBP	2,378,000	JPMorgan Chase Bank N.A.	07/03/19	(25,357)
USD	1,862,625	ARS	89,126,606	Citibank N.A.	07/17/19	(186,706)
USD	3,013,041	GBP	2,373,000	State Street Bank and Trust Co.	08/06/19	(5,742)
USD	300,174	EUR	264,000	Bank of America N.A.	09/09/19	(1,651)
USD	346,027	HKD	2,710,000	Bank of America N.A.	09/20/19	(1,010)
USD	345,723	HKD	2,707,980	HSBC Bank USA N.A.	09/20/19	(1,055)
USD	141,564	IDR	2,046,314,170	Morgan Stanley & Co. International PLC	09/20/19	(1,841)

						(1,077,687)

	Net Unrealized Depreciation					$(1,040,350)

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.HY.30.V1	5.00%	Quarterly	06/20/23	CCC+	USD	12,125	$1,018,993	$872,951	$146,042
CDX.NA.HY.32.V1	5.00	Quarterly	06/20/24	B	USD	30,640	2,373,307	1,993,001	380,306

							$3,392,300	$2,865,952	$526,348

(a)	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.
(b)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CMBX.NA.9.BBB-	3.00%	Monthly	Morgan Stanley & Co. International PLC	09/17/58	N/R	USD	10,000	$(325,791)	$(1,126,286)	$800,495
CMBX.NA.9.BBB-	3.00	Monthly	Deutsche Bank AG	09/17/58	N/R	USD	10,000	(325,791)	(1,288,919)	963,128
CMBX.NA.9.BBB-	3.00	Monthly	Morgan Stanley & Co. International PLC	09/17/58	N/R	USD	15,000	(488,687)	(1,118,550)	629,863

								$(1,140,269)	$(3,533,755)	$2,393,486

(a)	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.
(b)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps and OTC Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$2,865,952	$—	$526,348	$—
OTC Swaps	—	(3,533,755)	2,393,486	—

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

20	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Multi-Sector Opportunities Trust

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$357,177	$—	$357,177
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	37,337	—	—	37,337
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	—	526,348	—	—	—	—	526,348
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	2,393,486	—	—	—	—	2,393,486

	$—	$2,919,834	$—	$37,337	$357,177	$—	$3,314,348

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$629,948	$—	$629,948
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	1,077,687	—	—	1,077,687
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	3,533,755	—	—	—	—	3,533,755

	$—	$3,533,755	$—	$1,077,687	$629,948	$—	$5,241,390

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the six months ended June 30, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(494,345)	$—	$(494,345)
Forward foreign currency exchange contracts	—	—	—	981,005	—	—	981,005
Options purchased(a)	—	—	(136,731)	—	(79,877)	—	(216,608)
Swaps	—	1,365,617	—	—	—	—	1,365,617

	$—	$1,365,617	$(136,731)	$981,005	$(574,222)	$—	$1,635,669

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$48,617	$—	$48,617
Forward foreign currency exchange contracts	—	—	—	(392,491)	—	—	(392,491)
Options purchased(b)	—	—	(4,032)	—	(134,471)	—	(138,503)
Swaps	—	4,176,359	—	—	—	—	4,176,359

	$—	$4,176,359	$(4,032)	$(392,491)	$(85,854)	$—	$3,693,982

(a)	Options purchased are included in net realized gain (loss) from investments.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Multi-Sector Opportunities Trust

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$38,073,977
Average notional value of contracts — short	$58,337,669
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$101,156,608
Average amounts sold — in USD	$50,073,824
Options:
Average value of option contracts purchased	$28,275
Average notional value of swaption contracts purchased	$—	(a)
Credit default swaps:
Average notional amount-sell protection	$69,077,500

(a)	Derivative not held at quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Futures contracts	$13,900	$11,517
Swaps — Centrally cleared	73,039	—
Forward foreign currency exchange contracts	37,337	1,077,687
Swaps — OTC(a)	2,393,486	3,533,755

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$2,517,762	$4,622,959
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(86,939)	(11,517)

Total derivative assets and liabilities subject to an MNA	$2,430,823	$4,611,442

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

The following table presents the Trust’s derivative assets (and liabilities) by counterparty net of amounts available for offset under a MNA and net of the related collateral received (and pledged) by the Trust:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received (b)	Cash Collateral Received (b)	Net Amount of Derivative Assets (c)(f)
Deutsche Bank AG	$963,128	$(963,128)	$—	$—	$—
Morgan Stanley & Co. International PLC	1,430,358	(1,430,358)	—	—	—
State Street Bank and Trust Co.	7,680	(7,680)	—	—	—
UBS AG	29,657	(29,657)	—	—	—

	$2,430,823	$(2,430,823)	$—	$—	$—

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged (d)	Cash Collateral Pledged (d)	Net Amount of Derivative Liabilities (e), (f)
Bank of America N.A.	$2,661	$—	$—	$—	$2,661
BNP Paribas S.A.	516	—	—	—	516
Citibank N.A.	186,706	—	—	—	186,706
Deutsche Bank AG	1,288,919	(963,128)	—	(325,791)	—
HSBC Bank USA N.A.	816,306	—	—	—	816,306
JPMorgan Chase Bank N.A.	29,991	—	—	—	29,991
Morgan Stanley & Co. International PLC	2,246,677	(1,430,358)	—	(742,000)	74,319
State Street Bank and Trust Co.	9,376	(7,680)	—	—	1,696
UBS AG	30,290	(29,657)	—	—	633

	$4,611,442	$(2,430,823)	$—	$(1,067,791)	$1,112,828

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.

22	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Multi-Sector Opportunities Trust

Derivative Financial Instruments — Offsetting as of Period End (continued)

(d)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(e)

Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

(f)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$103,191,588	$8,554,177	$111,745,765
Corporate Bonds	1,615,051	216,077,904	11,571,830	229,264,785
Floating Rate Loan Interests	—	35,810,863	55,277,825	91,088,688
Foreign Agency Obligations	—	39,690,850	—	39,690,850
Non-Agency Mortgage-Backed Securities	—	90,693,600	—	90,693,600
Preferred Securities	—	42,356,396	—	42,356,396
U.S. Government Sponsored Agency Securities	—	3,442,621	—	3,442,621
Short-Term Securities	5,990,756	—	—	5,990,756

	$7,605,807	$531,263,822	$75,403,832	$614,273,461

Derivative Financial Instruments(a)
Assets:
Credit contracts	$—	$2,919,834	$—	$2,919,834
Forward foreign currency contracts	—	37,337	—	37,337
Interest rate contracts	357,177	—	—	357,177
Liabilities:
Forward foreign currency contracts	—	(1,077,687)	—	(1,077,687)
Interest rate contracts	(629,948)	—	—	(629,948)

	$(272,771)	$1,879,484	$—	$1,606,713

(a)	Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, reverse repurchase agreements of $157,813,591 are categorized as Level 2 within the disclosure hierarchy.

A reconciliation of Level 3 investments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Corporate Bonds	Floating Rate Loan Interests	Total
Assets:
Opening Balance, as of December 31, 2018	$9,181,158	$471,000	$67,627,858	$77,280,016
Transfers into Level 3	—	—	1,618,940	1,618,940
Transfers out of Level 3	—	—	(16,526,896)	(16,526,896)
Accrued discounts/premiums	32,039	8,535	50,618	91,192
Net realized gain (loss)	(207,159)	—	15,939	(191,220)
Net change in unrealized appreciation (depreciation)(a)(b)	230,928	573,761	357,208	1,161,897
Purchases	1,085,250	10,560,390	8,586,204	20,231,844
Sales	(1,768,039)	(41,856)	(6,452,046)	(8,261,941)

Closing Balance, as of June 30, 2019	$8,554,177	$11,571,830	$55,277,825	$75,403,832

Net change in unrealized appreciation (depreciation) on investments still held at June 30, 2019(b)	$176,879	$573,761	$357,208	$1,107,848

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at June 30, 2019 is generally due to investments no longer held or categorized as Level 3 at period end.

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Multi-Sector Opportunities Trust

Fair Value Hierarchy as of Period End (continued)

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Trust’s Level 3 investments as of period end. The table does not include Level 3 investments with values based upon unadjusted third party pricing information in the amount of $39,191,432. A significant change in the third party information could result in a significantly lower or higher value of such Level 3 investments.

	Value	Valuation Approach	Unobservable Inputs		Range of unobservable Inputs Utilized
Assets:
Floating Rate Loan Interests(a)	$36,212,400	Income	Discount Rate	(b)	9%-13%

(a)

For the period ended June 30, 2019, the valuation technique for investments classified as Floating Rate Interests amounting to $17,064,600 changed to income approach. The investments were previously valued utilizing Transaction Price. The change was due to consideration of the information that was available at the time the investments were valued.

(b)	Decrease in unobservable input may result in a significant increase to value, while an increase in unobservable input may result in a significant decrease to value.

See notes to financial statements.

24	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) June 30, 2019	BlackRock Multi-Sector Opportunities Trust II (Percentages shown are based on Net Assets)

Security		Par (000)		Value

Asset-Backed Securities — 14.9%
AIMCO CLO Ltd., Series 2019-10A, Class SUB, 0.00%, 07/22/32(a)(b)	USD	772		$638,331
Ajax Mortgage Loan Trust, Series 2019-C, Class A, 3.95%, 10/25/58(a)(b)(c)		1,492		1,498,276
ARES LI CLO Ltd., Series 2019-51A, Class E, 8.99%, 04/15/31(a)(b)		300		297,085
Assurant CLO II Ltd., Series 2018-1A, Class E, 8.19%, 04/20/31(a)(b)		400		375,924
CarVal CLO II Ltd., Series 2019-1A, Class E, 9.39%, 04/20/32(a)(b)		250		243,532
Elevation CLO Ltd., Series 2014-3A, Class DR, (3 mo. LIBOR US + 3.65%), 6.25%, 10/15/26(a)(d)		420		420,676
Finance of America Structured Securities Trust, Series 2019-HB1, Class M5, 6.00%, 04/25/29(a)(b)		2,000		1,901,262
First Franklin Mortgage Loan Trust, Series 2006-FF13, Class A1, (1 mo. LIBOR US + 0.12%), 2.52%, 10/25/36(d)		1,788		1,458,207
GSAA Home Equity Trust:
Series 2005-14, Class 1A2, (1 mo. LIBOR US + 0.35%), 2.75%, 12/25/35(d)		3,371		1,478,621
Series 2006-4, Class 1A1, 4.06%, 03/25/36(b)		1,688		1,464,609
Series 2006-5, Class 1A1, (1 mo. LIBOR US + 0.18%), 2.58%, 03/25/36(d)		2,906		1,423,304
GSAMP Trust, Series 2006-FM3, Class A1, (1 mo. LIBOR US + 0.14%), 2.54%, 11/25/36(d)		2,530		1,480,752
Home Partners of America Trust, Series 2016-2, Class C, (1 mo. LIBOR + 2.40%), 4.79%, 10/17/33(a)(d)		700		701,851
Madison Park Funding X Ltd., Series 2012-10A, Class DR2, (3 mo. LIBOR US + 3.25%), 5.69%, 01/20/29(a)(d)		560		555,202
Mariner CLO LLC, Series 2018-1A, Class E, 9.43%, 04/30/32(a)(b)		250		245,668
Mariner Finance Issuance Trust, Series 2018-AA, Class D, 5.44%, 07/20/32(a)		900		899,992
Nationstar HECM Loan Trust, Series 2019-1A, Class M4, 5.80%, 06/25/29(a)(b)		1,500		1,499,999
OZLM Funding Ltd., Series 2012-1A, Class CR2, (3 mo. LIBOR US + 3.60%), 6.19%, 07/22/29(a)(d)		250		249,093
Palmer Square Loan Funding Ltd., Series 2019-3A, Class C, 0.00%, 08/20/27(a)(b)		1,500		1,500,000
Rockford Tower CLO Ltd.(a)(b):
Series 2017-3A, Class D, 5.24%, 10/20/30		430		416,502
Series 2017-3A, Class SUB, 0.00%, 10/20/30		250		235,036
Series 2018-1A, Class SUB, 0.00%, 05/20/31		250		222,416
Series 2018-2A, Class SUB, 0.00%, 10/20/31		250		222,511
Saxon Asset Securities Trust, Series 2007-1, Class M1, (1 mo. LIBOR US + 0.29%), 2.69%, 01/25/47(d)		2,830		2,113,565
Sofi Professional Loan Program LLC, Series 2016-B, Class RC, 0.00%, 04/25/37(a)(c)		—	(n)	276,750
TICP CLO XII Ltd., Series 2018-12A, Class E, 8.31%, 01/15/31(a)(b)		1,000		973,043
TRESTLES CLO II Ltd., Series 2018-2A, Class D, 8.33%, 07/25/31(a)(b)		250		234,968
Westcott Park CLO Ltd., Series 2016-1A, Class DR, 5.72%, 07/20/28(a)(b)		250		248,081

Total Asset-Backed Securities — 14.9% (Cost — $23,370,935)				23,275,256

Corporate Bonds — 42.3%

Aerospace & Defense — 0.4%
TransDigm, Inc., 6.25%, 03/15/26(a)		660		694,650

Security		Par (000)	Value

Airlines — 1.5%
American Airlines Group, Inc.:
5.00%, 06/01/22(a)	USD	864	$890,179
4.00%, 12/15/25(d)		128	128,000
Avianca Holdings SA/Avianca Leasing LLC/Grupo Taca Holdings Ltd., 8.38%, 05/10/20(a)		1,000	960,198
Gol Finance, Inc., 7.00%, 01/31/25(a)		400	390,000

			2,368,377

Auto Components — 0.6%
Ford Motor Credit Co. LLC, 3.02%, 03/06/24	EUR	200	240,866
Meritor, Inc., 6.25%, 02/15/24	USD	504	518,490
Panther BF Aggregator 2 LP/Panther Finance Co., Inc., 6.25%, 05/15/26(a)		144	149,580

			908,936

Banks — 0.7%
Banco de Sabadell SA, 5.38%, 12/12/28(b)	EUR	400	499,714
Credit Mutuel Arkea SA, 3.38%, 03/11/31		200	249,903
IKB Deutsche Industriebank AG, 4.00%, 01/31/28(b)		300	335,439

			1,085,056

Beverages — 0.5%
Central American Bottling Corp., 5.75%, 01/31/27(a)	USD	800	826,000

Building Materials — 0.0%
US Concrete, Inc., 6.38%, 06/01/24		11	11,440

Building Products — 0.2%
Builders FirstSource, Inc., 5.63%, 09/01/24(a)		13	13,399
Masonite International Corp., 5.63%, 03/15/23(a)		290	298,700
Standard Industries, Inc., 4.75%, 01/15/28(a)		18	17,865

			329,964

Capital Markets — 0.1%
Mongolian Mortgage Corp. Hfc LLC, 9.75%, 01/29/22		200	202,438

Chemicals — 0.9%
Cydsa SAB de CV, 6.25%, 10/04/27(a)		400	400,125
Mexichem SAB de CV, 5.88%, 09/17/44(a)		400	417,313
NOVA Chemicals Corp., 4.88%, 06/01/24(a)		621	642,735

			1,460,173

Commercial Services & Supplies — 0.9%
Iron Mountain US Holdings, Inc., 5.38%, 06/01/26(a)		448	449,680
KAR Auction Services, Inc., 5.13%, 06/01/25(a)		444	451,770
United Rentals North America, Inc., 4.88%, 01/15/28		450	459,000

			1,360,450

Construction & Engineering — 0.7%
PulteGroup, Inc., 5.50%, 03/01/26		585	631,800
Weekley Homes LLC/Weekley Finance Corp., 6.00%, 02/01/23		447	441,412

			1,073,212

Consumer Finance — 0.3%
Credito Real SAB de CV, 7.25%, 07/20/23(a)		500	527,344

Containers & Packaging — 0.5%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 7.25%, 05/15/24(a)		324	341,415
Mauser Packaging Solutions Holding Co., 5.50%, 04/15/24(a)		402	402,201

			743,616

Diversified Financial Services — 2.4%
Alpha Holding SA de CV, 10.00%, 12/19/22(a)		500	479,531
Coastal Emerald Ltd., 5.95%, 01/13/20		400	401,000
Credit Agricole SA (5 year USD Swap + 4.90%), 7.88%(e)(f)		600	660,552
Ford Motor Credit Co. LLC, 5.58%, 03/18/24		597	640,807
Gilex Holding Sarl, 8.50%, 05/02/23(a)		250	264,440

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Multi-Sector Opportunities Trust II (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Diversified Financial Services (continued)
Quicken Loans, Inc.(a):
5.75%, 05/01/25	USD	826	$851,812
5.25%, 01/15/28		18	17,910
Scenery Journey Ltd., 11.00%, 11/06/20		200	208,000
UniCredit SpA, 7.50%(b)(f)	EUR	200	239,849

			3,763,901

Diversified Telecommunication Services — 1.4%
Axtel SAB de CV, 6.38%, 11/14/24(a)	USD	600	611,813
Frontier Communications Corp.(a):
8.50%, 04/01/26		493	478,210
8.00%, 04/01/27		662	688,480
Level 3 Financing, Inc., 5.63%, 02/01/23		218	220,716
Oi SA, (8.00% Cash or 4.00% PIK), 10.00%, 07/27/25(g)		200	206,750

			2,205,969

Electric Utilities — 1.9%
EDP — Energias de Portugal SA, 4.50%, 04/30/79(b)	EUR	200	248,456
Eskom Holdings SOC Ltd., 6.35%, 08/10/28(a)	USD	629	678,180
Iberdrola International BV, 3.25%(b)(f)	EUR	400	491,118
Inkia Energy Ltd., 5.88%, 11/09/27(a)	USD	400	409,500
ReNew Power Synthetic, 6.67%, 03/12/24		200	204,137
Talen Energy Supply LLC(a):
7.25%, 05/15/27		642	658,050
6.63%, 01/15/28(h)		274	272,288

			2,961,729

Energy Equipment & Services — 0.5%
Anton Oilfield Services Group, 9.75%, 12/05/20		200	204,345
Transocean Phoenix 2 Ltd., 7.75%, 10/15/24(a)		548	584,456

			788,801

Equity Real Estate Investment Trusts (REITs) — 0.6%
Five Point Operating Co. LP/Five Point Capital Corp., 7.88%, 11/15/25(a)		467	469,344
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc., 5.63%, 05/01/24		432	465,480

			934,824

Food Products — 1.0%
Grupo Bimbo SAB de CV, 5.95%(a)(b)(f)		300	314,970
JBS USA LUX SA/JBS USA Finance, Inc., 6.75%, 02/15/28(a)		17	18,424
MARB BondCo PLC, 6.88%, 01/19/25(a)		400	415,042
Minerva Luxembourg SA, 6.50%, 09/20/26(a)		400	415,247
Post Holdings, Inc., 5.00%, 08/15/26(a)		452	458,215

			1,621,898

Forest Products — 0.3%
Suzano Austria GmbH, 7.00%, 03/16/47(a)		400	455,000

Health Care Equipment & Supplies — 0.1%
Yestar Healthcare Holdings Co. Ltd., 6.90%, 09/15/21		200	170,630

Health Care Providers & Services — 0.3%
HCA, Inc., 5.88%, 02/01/29		414	453,847

Hotels, Restaurants & Leisure — 1.3%
ESH Hospitality, Inc., 5.25%, 05/01/25(a)		604	618,345
Golden Entertainment, Inc., 7.63%, 04/15/26(a)		34	34,765
Grupo Posadas SAB de CV, 7.88%, 06/30/22(a)		200	200,062
International Game Technology PLC, 6.50%, 02/15/25(a)		582	635,835
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, 5.00%, 06/01/24(a)		592	611,980

			2,100,987

Household Durables — 1.7%
Alam Synergy Pte Ltd., 6.63%, 04/24/22		200	195,500

Security		Par (000)	Value

Household Durables (continued)
Ashton Woods USA LLC/Ashton Woods Finance Co., 9.88%, 04/01/27(a)	USD	456	$480,510
Beazer Homes USA, Inc., 8.75%, 03/15/22		357	371,280
Century Communities, Inc., 6.75%, 06/01/27(a)		44	44,605
Controladora Mabe SA de CV, 5.60%, 10/23/28(a)		600	628,312
Taylor Morrison Communities, Inc., 5.88%, 06/15/27(a)		261	265,568
William Lyon Homes, Inc., 6.63%, 07/15/27(a)(h)		604	602,490

			2,588,265

Independent Power and Renewable Electricity Producers — 0.5%
Vistra Energy Corp., 5.88%, 06/01/23		712	728,020

Industrial Conglomerates — 3.7%
Grupo KUO SAB de CV, 5.75%, 07/07/27(a)		600	609,000
Vertiv Group Corp, (Acquired 05/10/19, cost $4,853,920), 10.00%, 06/30/24(c)(i)		5,000	5,112,500

			5,721,500

Insurance — 0.9%
Aegon NV, 5.63%(b)(f)	EUR	200	252,146
Asahi Mutual Life Insurance Co., 6.50%(b)(f)	USD	200	207,796
ASR Nederland NV, 3.38%, 05/02/49(b)	EUR	100	118,277
Assicurazioni Generali SpA (3 mo. Euribor + 5.35%), 5.00%, 06/08/48(e)		400	502,789
Zurich Finance Ireland Designated Activity Co., 1.63%, 06/17/39		260	304,190

			1,385,198

Leisure Time — 0.5%
Carlson Travel, Inc., 6.75%, 12/15/23(a)	USD	752	761,400

Media — 1.8%
Intelsat Jackson Holdings SA:
5.50%, 08/01/23		438	399,675
8.50%, 10/15/24(a)		297	294,030
Intelsat SA, 4.50%, 06/15/25(a)(j)		67	92,689
Lamar Media Corp., 5.75%, 02/01/26		422	443,628
Nexstar Escrow, Inc., 5.63%, 07/15/27(a)(h)		300	307,125
Outfront Media Capital LLC/Outfront Media Capital Corp., 5.63%, 02/15/24		291	299,366
Sirius XM Radio, Inc.(a):
4.63%, 07/15/24(h)		380	388,847
5.00%, 08/01/27		28	28,487
5.50%, 07/01/29		26	26,655
Unitymedia GmbH, 6.13%, 01/15/25(a)		569	591,902

			2,872,404

Metals & Mining — 1.8%
Commercial Metals Co.:
4.88%, 05/15/23		72	72,540
5.75%, 04/15/26		21	20,963
5.38%, 07/15/27		541	538,295
Eterna Capital Pte Ltd., Series B, 8.00%, 12/11/22(g)		260	217,100
Gold Fields Orogen Holdings BVI Ltd., 5.13%, 05/15/24(a)		200	209,000
Nexa Resources SA, 5.38%, 05/04/27(a)		400	419,650
Steel Dynamics, Inc., 5.00%, 12/15/26		740	771,450
Vedanta Resources Finance II PLC, 8.00%, 04/23/23		200	202,250
Vedanta Resources Ltd., 7.13%, 05/31/23		200	197,563
Yankuang Group Cayman Ltd., 4.75%, 11/30/20		200	199,522

			2,848,333

Oil, Gas & Consumable Fuels — 8.8%
Antero Resources Corp., 5.38%, 11/01/21		100	98,750
Bruin E&P Partners LLC, 8.88%, 08/01/23(a)		318	267,120
Carrizo Oil & Gas, Inc., 6.25%, 04/15/23		494	476,710
Centennial Resource Production LLC(a):
5.38%, 01/15/26		834	792,300
6.88%, 04/01/27		51	51,510

26	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Multi-Sector Opportunities Trust II (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Cheniere Corpus Christi Holdings LLC, 5.13%, 06/30/27	USD	729	$791,876
Chesapeake Energy Corp.:
6.63%, 08/15/20		31	31,232
7.00%, 10/01/24		771	691,972
CrownRock LP/CrownRock Finance, Inc., 5.63%, 10/15/25(a)		21	21,052
Diamondback Energy, Inc., 4.75%, 11/01/24		905	931,019
Frontera Energy Corp., 9.70%, 06/25/23(a)		400	425,375
Geopark Ltd., 6.50%, 09/21/24(a)		800	816,000
Gran Tierra Energy International Holdings Ltd., 6.25%, 02/15/25(a)		600	558,750
Gran Tierra Energy, Inc., 7.75%, 05/23/27(a)		200	196,800
Jagged Peak Energy LLC, 5.88%, 05/01/26		603	593,955
NGPL PipeCo LLC, 7.77%, 12/15/37(a)		374	474,980
Pacific Drilling SA, 8.38%, 10/01/23(a)		149	147,510
Parsley Energy LLC/Parsley Finance Corp.(a):
6.25%, 06/01/24		10	10,400
5.38%, 01/15/25		668	684,700
5.25%, 08/15/25		9	9,135
5.63%, 10/15/27		13	13,585
Petrobras Global Finance BV:
5.30%, 01/27/25		400	424,400
6.00%, 01/27/28		1,000	1,063,250
7.25%, 03/17/44		150	166,781
Petroleos Mexicanos:
6.38%, 02/04/21		400	410,900
6.50%, 03/13/27		400	395,880
6.50%, 01/23/29		400	387,000
Puma International Financing SA, 5.13%, 10/06/24(a)		400	367,995
Rockies Express Pipeline LLC, 6.88%, 04/15/40(a)		353	393,740
Santos Finance Ltd., 5.25%, 03/13/29		200	208,932
Seven Generations Energy Ltd., 5.38%, 09/30/25(a)		13	12,512
Sunoco LP/Sunoco Finance Corp.:
6.00%, 04/15/27(a)		11	11,550
Series WI, 5.88%, 03/15/28		756	783,405
Transocean Guardian Ltd., 5.88%, 01/15/24(a)		92	93,155
WPX Energy, Inc.:
8.25%, 08/01/23		10	11,400
5.25%, 09/15/24		11	11,289
5.75%, 06/01/26		10	10,388
YPF SA, 8.50%, 06/27/29(a)		1,000	976,500

			13,813,808

Pharmaceuticals — 0.2%
Merck KGaA (5 year EUR Swap + 2.94%), 2.88%, 06/25/79(e)	EUR	300	352,235

Real Estate — 1.8%
Central China Real Estate Ltd., 6.50%, 03/05/21	USD	200	201,248
China SCE Group Holdings Ltd., 8.75%, 01/15/21		200	209,500
CIFI Holdings Group Co. Ltd., 5.50%, 01/23/22		200	198,084
Easy Tactic Ltd.:
9.13%, 07/28/22		200	212,000
8.63%, 02/27/24		200	203,750
Greenland Global Investment Ltd., 7.18%, 09/26/21(b)		200	203,150
JGC Ventures Pte Ltd., 10.75%, 08/30/21		200	215,100
No Va Land Investment Group Corp., 5.50%, 04/27/23(j)		200	186,250
Powerlong Real Estate Holdings Ltd., 6.95%, 04/17/21		200	200,000
Redco Properties Group Ltd., 13.50%, 01/21/20		200	206,000
Yuzhou Properties Co. Ltd.:
7.90%, 05/11/21		200	206,875
8.63%, 01/23/22		200	209,000
Zhenro Properties Group Ltd.:
10.50%, 06/28/20		200	206,688
12.50%, 01/02/21		200	213,312

			2,870,957

Security		Par (000)	Value

Real Estate Management & Development — 1.1%
China Evergrande Group:
7.00%, 03/23/20	USD	600	$603,187
6.25%, 06/28/21		200	192,938
Forestar Group, Inc., 8.00%, 04/15/24(a)		699	733,076
Sunac China Holdings Ltd., 7.25%, 06/14/22		200	200,250

			1,729,451

Road & Rail — 0.3%
Hertz Corp., 7.38%, 01/15/21		455	455,569

Specialty Retail — 0.1%
Baoxin Auto Finance I Ltd., 5.63%(b)(f)		200	181,313

Transportation Infrastructure — 0.3%
Rumo Luxembourg Sarl, 7.38%, 02/09/24(a)		400	431,000

Utilities — 1.1%
Engie SA, 3.25%(b)(f)	EUR	400	496,050
Huachen Energy Co. Ltd., 6.63%, 05/18/20(k)(l)	USD	200	128,906
Stoneway Capital Corp., 10.00%, 03/01/27(a)		740	696,905
Vistra Operations Co. LLC, 5.00%, 07/31/27(a)		320	331,600

			1,653,461

Wireless Telecommunication Services — 0.6%
C&W Senior Financing DAC, 6.88%, 09/15/27(a)		600	619,560
Sprint Corp., 7.88%, 09/15/23		295	320,444

			940,004

Total Corporate Bonds — 42.3% (Cost — $65,438,497)			66,382,160

Floating Rate Loan Interests(d) — 2.8%

Diversified Financial Services — 2.3%
LSTAR Securities Financing, Term Loan, (3 mo. LIBOR + 2.00%), 4.44%, 05/02/22(c)		1,481	1,481,182
RNTR Seer Financing, Term Loan, (3 mo. LIBOR + 0.00%), 2.35%, 12/20/21		2,000	2,000,000

			3,481,182

Entertainment — 0.2%
PCI Gaming Authority, Term Loan, (1 mo. LIBOR + 3.00%), 5.40%, 05/29/26		336	336,349

Media — 0.2%
Intelsat Jackson Holdings SA, 2017 Term Loan B4, 01/02/24(m)		306	306,451

Pharmaceuticals — 0.1%
Bausch Health Cos., Inc., Term Loan B, 11/27/25(m)		174	172,771

Total Floating Rate Loan Interests — 2.8% (Cost — $4,295,708)			4,296,753

Foreign Agency Obligations — 5.0%
Colombia Government International Bond:
8.13%, 05/21/24		285	351,352
4.50%, 01/28/26		712	769,316
3.88%, 04/25/27		204	212,874
Egypt Government International Bond:
5.58%, 02/21/23(a)		520	528,450
5.58%, 02/21/23		351	356,704
7.50%, 01/31/27(a)		257	274,026
7.50%, 01/31/27		200	213,250
8.50%, 01/31/47		284	300,685
Indonesia Government International Bond:
4.75%, 01/08/26		277	301,670
3.50%, 01/11/28		565	568,531
4.10%, 04/24/28		200	211,250
4.75%, 02/11/29		200	222,000

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Multi-Sector Opportunities Trust II (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Foreign Agency Obligations (continued)
Indonesia Treasury Bond, 6.13%, 05/15/28	IDR	6,335,000	$413,216
Mexico Government International Bond, 3.75%, 01/11/28	USD	200	203,500
Nigeria Government International Bond, 7.63%, 11/21/25		200	218,000
Qatar Government International Bond:
4.50%, 04/23/28		300	335,250
4.00%, 03/14/29(a)		200	215,875
Republic of South Africa Government International Bond:
4.88%, 04/14/26		781	809,555
4.30%, 10/12/28		221	217,616
Russian Foreign Bond — Eurobond, 4.75%, 05/27/26		200	213,062
Saudi Government International Bond:
4.38%, 04/16/29(a)		200	216,500
4.50%, 04/17/30		414	451,674
5.25%, 01/16/50(a)		242	275,124

Total Foreign Agency Obligations — 5.0% (Cost — $7,636,893)			7,879,480

		Shares

Investment Companies — 8.8%

United States — 8.8%
iShares iBoxx USD High Yield Corporate Bond ETF(p)		79,255	6,909,451
SPDR Bloomberg Barclays High Yield Bond ETF		63,660	6,935,120

Total Investment Companies — 8.8% (Cost — $13,722,177)			13,844,571

		Par (000)

Non-Agency Mortgage-Backed Securities — 9.2%

Collateralized Mortgage Obligations — 4.4%
Cascade Funding Mortgage Trust, Series 2019-RM3, Class C, 4.00%, 06/25/69(a)(b)	USD	920	882,618
CSMC Trust(c):
1.00%, 09/27/66		1,030	453,200
1.00%, 09/27/66(a)		2,320	1,917,763
GSR Mortgage Loan Trust, Series 2006-OA1, Class 1A1, (1 mo. LIBOR US + 0.22%), 2.62%, 08/25/46(d)		3,673	1,477,376
RMF Buyout Issuance Trust, Series 2019-1, Class M4, 4.23%, 07/25/29(a)(b)		700	700,000
Voyager OPTONE Delaware Trust, Series 2009-1, Class SAA7, 5.19%, 02/25/38(a)(e)		4,124	1,546,812

			6,977,769

Commercial Mortgage-Backed Securities — 2.6%
Barclays Commercial Mortgage Trust, Series 2019-C3, Class D, 3.00%, 05/15/52(a)		570	504,299
DBUBS Mortgage Trust, Series 2017-BRBK, Class F, 3.65%, 10/10/34(a)(b)		750	741,233
Lehman Brothers Small Balance Commercial Mortgage Trust, Series 2007-3A, Class M1, 5.76%, 10/25/37(a)(b)		1,500	1,564,392
US 2018-USDC, Series 2018-USDC, Class E, 4.64%, 05/13/38(a)(b)		500	521,128
Wells Fargo Commercial Mortgage Trust, Series 2015-C28, Class D, 4.25%, 05/15/48(b)		750	693,829

			4,024,881

Machinery — 0.9%
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2006-RF3, Class 1A2, 6.00%, 10/25/36(a)		1,907	1,469,826

Security		Par (000)	Value

Scientific Instruments — 1.3%
Barclays Commercial Mortgage Trust, Series 2019-C3, Class C, 4.18%, 05/15/52	USD	482	$497,452
CSAIL Commercial Mortgage Trust, Series 2018-C14, Class C, 5.06%, 11/15/51(b)		750	819,138
JPMCC Commercial Mortgage Securities Trust, Series 2019-COR5, Class D, 3.00%, 06/13/52(a)		750	658,260

			1,974,850

Total Non-Agency Mortgage-Backed Securities — 9.2% (Cost — $14,389,768)			14,447,326

Preferred Securities

Capital Trusts — 7.1%

Auto Components — 0.4%
Volkswagen International Finance NV(e)(f):
3.88%		300	347,100
4.63%		200	249,295

			596,395

Banks — 3.2%
ABN AMRO Bank NV, 4.75%(b)(f)		700	818,894
Banco Bilbao Vizcaya Argentaria SA, 6.00%(b)(f)		400	477,531
Banco Mercantil del Norte SA, 6.75%(a)(e)(f)		500	498,750
BAWAG Group AG, 5.00%(b)(f)		200	225,975
CaixaBank SA, 6.75%(e)(f)		400	491,166
Cooperatieve Rabobank UA(f):
4.63%(b)		200	243,726
6.63%(e)		400	503,112
Erste Group Bank AG(f):
5.13%(b)		400	479,884
8.88%(e)		200	260,964
Intesa Sanpaolo SpA, 7.75%(e)(f)		400	511,926
KBC Group NV, 4.25%(b)(f)		400	444,679

			4,956,607

Diversified Financial Services — 2.4%
Barclays PLC(f):
7.75%(b)		200	205,000
7.88%(e)		200	209,250
BNP Paribas SA, 6.63%(b)(e)(f)		450	468,562
Credit Suisse Group AG(f):
7.13%(e)		400	424,500
7.50%(a)(b)		300	320,421
HSBC Holdings PLC, 6.25%(b)(f)		450	463,500
Societe Generale SA(f):
7.38%(e)		450	473,085
7.38%(b)		300	312,000
UBS Group Funding Switzerland AG, 7.00%(e)(f)		450	492,750
UniCredit SpA, 6.63%(e)(f)		400	452,566

			3,821,634

Diversified Telecommunication Services — 0.3%
Telefonica Europe BV, 3.88%(b)(f)		400	470,687

Insurance — 0.4%
Argentum Netherlands BV for Swiss Re Ltd., 5.75%, 08/15/50(e)		300	323,250
AXA SA, 3.25%, 05/28/49(b)		300	375,182

			698,432

Media — 0.2%
Bertelsmann SE & Co. KGaA, 3.50%, 04/23/75(e)		300	359,203

28	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Multi-Sector Opportunities Trust II (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Oil, Gas & Consumable Fuels — 0.2%
TOTAL SA, 3.37%(e)(f)	USD	200	$253,517

Total Capital Trusts — 7.1% (Cost — $10,838,181)			11,156,475

Total Preferred Securities — 7.1%			11,156,475

U.S. Government Sponsored Agency Securities — 0.3%

Commercial Mortgage-Backed Securities — 0.3%
FREMF Mortgage Trust, Series 2017-KGX1, Class BFX, 3.71%, 10/25/27(a)(b)		500	483,635

Total U.S. Government Sponsored Agency Securities — 0.3% (Cost — $471,926)			483,635

U.S. Treasury Obligations — 6.0%
U.S. Treasury Notes:
1.50%, 11/30/19		8,000	7,979,375
2.38%, 05/15/29		1,400	1,446,758

Total U.S. Treasury Obligations — 6.0% (Cost — $9,359,589)			9,426,133

Total Long-Term Investments — 96.4% (Cost — $149,523,674)			151,191,789

		Shares

Short-Term Securities — 13.4%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.26%(o)(p)		21,038,177	21,038,177

Total Short-Term Securities — 13.4% (Cost — $21,038,177)			21,038,177

Total Investments — 109.8% (Cost — $170,561,851)			172,229,966

Liabilities in Excess of Other Assets — (9.8)%			(15,425,356)

Net Assets — 100.0%			$156,804,610

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Variable rate security. Rate shown is the rate in effect as of period end.
(e)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(f)	Perpetual security with no stated maturity date.
(g)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(h)	When-issued security.
(i)

Restricted security as to resale, excluding 144A securities. The Trust held restricted securities with a current value of $5,112,500, representing 3.3% of its net assets as of period end, and an original cost of $4,853,920.

(j)	Convertible security.
(k)	Non-income producing security.
(l)	Issuer filed for bankruptcy and/or is in default.
(m)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(n)	Amount is less than $500.
(o)	Annualized 7-day yield as of period end.

(p)

During the period ended June 30, 2019, investments in issuers considered to be an affiliate/affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Purchased		Shares Sold	Shares Held at 06/30/19	Value at 06/30/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	21,038,177	(b)	—	21,038,177	$21,038,177	$300,664	$—	$—
iShares iBoxx USD High Yield Corporate Bond ETF	79,255		—	79,255	6,909,451	26,845	—	62,210

					$27,947,628	$327,509	$—	$62,210

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased.

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Multi-Sector Opportunities Trust II

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
10-Year U.S. Treasury Note	23	09/19/19	$2,943	$44,010
10-Year U.S. Ultra Long Treasury Note	13	09/19/19	1,796	36,135

				80,145

Short Contracts
2-Year U.S. Treasury Note	35	09/30/19	7,531	(39,428)

				$40,717

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	11,138,324	EUR	9,761,000	Morgan Stanley & Co. International PLC	08/06/19	$7,251

EUR	9,761,000	USD	11,107,581	Morgan Stanley & Co. International PLC	07/03/19	(7,398)
USD	10,824,723	EUR	9,683,000	Bank of America N.A.	07/03/19	(186,759)
USD	241,691	EUR	214,000	JPMorgan Chase Bank N.A.	07/03/19	(1,669)

						(195,826)

	Net Unrealized Depreciation					$(188,575)

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.HY.32.V1	5.00%	Quarterly	06/20/24	B+	USD	9,000	$697,120	$611,815	$85,305

(a)	Using S&P’S rating of the issuer or the underlying securities of the index, as applicable.
(b)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$611,815	$—	$85,305	$—

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

30	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Multi-Sector Opportunities Trust II

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$80,145	$—	$80,145
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	7,251	—	—	7,251
Swaps — centrally cleared
Unrealized appreciation	—	85,305	—	—	—	—	85,305

	$—	$85,305	$—	$7,251	$80,145	$—	$172,701

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$39,428	$—	$39,428
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	195,826	—	—	195,826

	$—	$—	$—	$195,826	$39,428	$—	$235,254

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended June 30, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$37,768	$—	$37,768
Forward foreign currency exchange contracts	—	—	—	11,265	—	—	11,265
Options Purchased(a)	—	—	—	—	(12,893)	—	(12,893)
Swaps	—	16,662	—	—	—	—	16,662

	$—	$16,662	$—	$11,265	$24,875	$—	$52,802

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$40,717	$—	$40,717
Forward foreign currency exchange contracts	—	—	—	(188,575)	—	—	(188,575)
Swaps	—	85,305	—	—	—	—	85,305

	$—	$85,305	$—	$(188,575)	$40,717	$—	$(62,553)

(a)	Options purchased are included in net realized gain (loss) from investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$4,738,906
Average notional value of contracts — short	$7,531,289
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$22,204,737
Average amounts sold — in USD	11,107,581
Options:
Average market value of option contracts purchased	$—	(a)
Credit default swaps:
Average notional amount-sell protection	$9,000,000

(a)	Derivative not held at quarter-end. The risk exposure table serves as an indicator of activity during the period.

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Multi-Sector Opportunities Trust II

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Futures contracts	$2,542	$—
Swaps — centrally cleared	16,187	—
Forward foreign currency exchange contracts	7,251	195,826

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$25,980	$195,826

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(18,729)	—

Total derivative assets and liabilities subject to an MNA	$7,251	$195,826

The following table presents the Trust’s derivative assets (and liabilities) by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Trust:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets
Morgan Stanley & Co. International PLC	$7,251	$(7,251)	$—	$—	$—

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (b)
Bank of America N.A.	$186,759	$—	$—	$—	$186,759
JPMorgan Chase Bank N.A.	1,669	—	—	—	1,669
Morgan Stanley & Co. International PLC	7,398	(7,251)	—	—	147

	$195,826	$(7,251)	$—	$—	$188,575

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

32	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Multi-Sector Opportunities Trust II

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$21,500,230	$1,775,026	$23,275,256
Corporate Bonds	186,250	61,083,410	5,112,500	66,382,160
Floating Rate Loan Interests	—	2,815,571	1,481,182	4,296,753
Foreign Agency Obligations	—	7,879,480	—	7,879,480
Investment Companies	13,844,571	—	—	13,844,571
Non-Agency Mortgage-Backed Securities	—	12,076,363	2,370,963	14,447,326
Preferred Securities	—	11,156,475	—	11,156,475
U.S. Government Sponsored Agency Securities	—	483,635	—	483,635
U.S. Treasury Obligations	—	9,426,133	—	9,426,133
Short-Term Securities	21,038,177	—	—	21,038,177

	$35,068,998	$126,421,297	$10,739,671	$172,229,966

Derivative Financial Instruments(a)
Assets:
Credit contracts	$—	$85,305	$—	$85,305
Forward foreign currency exchange contracts	—	7,251	—	7,251
Interest rate contracts	80,145	—	—	80,145
Liabilities:
Forward foreign currency exchange contracts	—	(195,826)	—	(195,826)
Interest rate contracts	(39,428)	—	—	(39,428)

	$40,717	$(103,270)	$—	$(62,553)

(a)

Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

A reconciliation of Level 3 investments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Corporate Bonds	Floating Rate Loan Interests	Non-Agency Mortgage-Backed Securities	Total
Assets:
Opening Balance, as of April 16, 2019	$—	$—	$—	$—	$—
Transfers into Level 3	—	—	—	—	—
Transfers out of Level 3	—	—	—	—	—
Accrued discounts/premiums	—	3,920	—	—	3,920
Net realized gain (loss)	26	—	—	—	26
Net change in unrealized appreciation (depreciation)(a)(b)	631	258,580	—	16,492	275,703
Purchases	1,782,508	4,850,000	1,500,000	2,354,471	10,486,979
Sales	(8,139)	—	(18,818)	—	(26,957)

Closing Balance, as of June 30, 2019	$1,775,026	$5,112,500	$1,481,182	$2,370,963	$10,739,671

Net change in unrealized appreciation (depreciation) on investments still held at June 30, 2019(b)	$631	$258,580	$—	$16,492	$275,703

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at June 30, 2019 is generally due to investments no longer held or categorized as Level 3 at period end.

The Trust’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	33

Statements of Assets and Liabilities  (unaudited)

June 30, 2019

	BlackRock Multi-Sector Opportunities Trust	BlackRock Multi-Sector Opportunities Trust II

ASSETS
Investments at value — unaffiliated(a)	$608,282,705	$144,282,338
Investments at value — affiliated(b)	5,990,756	27,947,628
Cash	110,707	—
Cash pledged:
Collateral — OTC derivatives	3,546,000	497,000
Futures contracts	101,000	35,000
Foreign currency at value(c)	91,703	155,680
Receivables:
Investments sold	1,954,458	—
Dividends — affiliated	12,588	58,403
Interest — unaffiliated	7,931,606	1,587,214
Variation margin on futures contracts	13,900	2,542
Variation margin on centrally cleared swaps	73,039	16,187
Unrealized appreciation on:
OTC swaps	2,393,486	—
Forward foreign currency exchange contracts	37,337	7,251
Prepaid expenses	2,884	—

Total assets	630,542,169	174,589,243

LIABILITIES
Bank overdraft	—	61,272
Reverse repurchase agreements at value	157,813,591	—
Cash received as collateral for reverse repurchase agreements	2,439,362	—
Payables:
Investments purchased	18,509,980	16,826,381
Service fees	—	32,029
Income dividend distributions	—	459,861
Investment advisory fees	597,690	153,787
Trustees’ and Officer’s fees	1,191	—
Other accrued expenses	390,456	55,477
Variation margin on futures contracts	11,517	—
Swap premiums received	3,533,755	—
Unrealized depreciation on forward foreign currency exchange contracts	1,077,687	195,826

Total liabilities	184,375,229	17,784,633

NET ASSETS	$446,166,940	$156,804,610

NET ASSETS CONSIST OF
Paid-in capital(d)	$450,900,677	$155,136,834
Accumulated earnings (loss)	(4,733,737)	1,667,776

Net Assets	$446,166,940	$156,804,610

Net asset value per share	$97.51	$101.08

(a) Investments at cost — unaffiliated	$603,644,217	$142,676,433
(b) Investments at cost — affiliated	$5,990,756	$27,885,418
(c) Foreign currency at cost	$87,202	$154,585
(d) Shares outstanding, unlimited number of shares authorized, par value $0.001 per share	$4,575,741	$1,551,311

See notes to financial statements.

34	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations  (unaudited)

Six Months Ended June 30, 2019

	BlackRock Multi-Sector Opportunities Trust	BlackRock Multi-Sector Opportunities Trust II (a)

INVESTMENT INCOME
Interest — unaffiliated	$18,672,315	$1,090,473
Dividends — unaffiliated	—	29,120
Dividends — affiliated	50,431	327,509
Foreign taxes withheld	(74,904)	(460)

Total investment income	18,647,842	1,446,642

EXPENSES
Investment advisory	3,507,456	393,062
Service	—	78,612
Professional	80,745	29,015
Accounting services	33,818	6,600
Custodian	22,033	8,219
Trustees and Officer	17,300	2,458
Printing	5,063	4,123
Transfer agent	3,303	1,031
Miscellaneous	15,797	7,188

Total expenses excluding interest expense	3,685,515	530,308
Interest expense	1,798,653	—

Total expenses	5,484,168	530,308
Less fees waived and/or reimbursed by the Manager	(1,622)	(17,180)

Total expenses after fees waived and/or reimbursed	5,482,546	513,128

Net investment income	13,165,296	933,514

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(939,278)	71,288
Futures contracts	(494,345)	37,768
Forward foreign currency exchange contracts	981,005	11,265
Foreign currency transactions	117,383	31,625
Swaps	1,365,617	16,662

	1,030,382	168,608

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	31,697,220	1,605,905
Investments — affiliated	—	62,210
Futures contracts	48,617	40,717
Forward foreign currency exchange contracts	(392,491)	(188,575)
Foreign currency translations	(114,862)	3,328
Swaps	4,176,359	85,305

	35,414,843	1,608,890

Net realized and unrealized gain	36,445,225	1,777,498

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$49,610,521	$2,711,012

(a)	Commencement of operations April 16, 2019.

See notes to financial statements.

FINANCIAL STATEMENTS	35

Statements of Changes in Net Assets

	BlackRock Multi-Sector Opportunities Trust			BlackRock Multi-Sector Opportunities Trust II
	Six Months Ended 06/30/19 (unaudited)		Period from 02/23/18 (a) to 12/31/18	Period from 04/16/19 (a) to 06/30/19 (unaudited)

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$13,165,296		$19,822,915	$933,514
Net realized gain (loss)	1,030,382		(8,393,620)	168,608
Net change in unrealized appreciation (depreciation)	35,414,843		(29,160,776)	1,608,890

Net increase (decrease) in net assets resulting from operations	49,610,521		(17,731,481)	2,711,012

DISTRIBUTIONS TO SHAREHOLDERS(b)
From net investment income	(17,283,383	)(c)	(19,329,394)	(1,043,236)
From return of capital	—		(6,659,698)	—

Decrease in net assets resulting from distributions to shareholders	(17,283,383)		(25,989,092)	(1,043,236)

CAPITAL SHARE TRANSACTIONS
Net proceeds from issuance of shares	—		461,889,017	154,453,459
Reinvestment of distributions	3,296,310		3,495,977	583,375
Repurchase of shares resulting from tender offers	(11,220,929)		—	—

Net increase (decrease) in net assets derived from capital share transactions	(7,924,619)		465,384,994	155,036,834

NET ASSETS
Total increase in net assets	24,402,519		421,664,421	156,704,610
Beginning of period	421,764,421		100,000	100,000

End of period	$446,166,940		$421,764,421	$156,804,610

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year end.

See notes to financial statements.

36	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement of Cash Flows  (unaudited)

Six Months Ended June 30, 2019

BlackRock Multi-Sector Opportunities Trust

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$49,610,521
Adjustments to reconcile net increase in net assets resulting from operations to net cash used for operating activities:
Proceeds from sales of long-term investments and principal paydowns	112,133,735
Purchases of long-term investments	(158,963,286)
Net proceeds from sales of short-term securities	3,479,899
Amortization of premium and accretion of discount on investments and other fees	(136,356)
Net realized gain on investments	939,278
Net unrealized appreciation on investments, swaps and foreign currency translations	(34,391,437)

(Increase) Decrease in Assets:
Receivables:
Dividends — affiliated	7,250
Interest — unaffiliated	(735,784)
Variation margin on futures contracts	(13,900)
Variation margin on centrally cleared swaps	(47,507)
Prepaid expenses	92

Increase (Decrease) in Liabilities:
Cash received:
Collateral — OTC derivatives	(530,000)
Collateral — reverse repurchase agreements	2,439,362
Payables:
Investment advisory fees	28,308
Interest expense and fees	1,031,349
Directors’ and Officer’s fees	(8,619)
Variation margin on futures contracts	(1,241)
Other accrued expenses	104,890

Net cash used for operating activities	(25,053,446)

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Payments on redemption of shares	(11,220,929)
Net borrowing of reverse repurchase agreements	39,605,493
Cash dividends paid to Shareholders	(13,987,073)

Net cash provided by financing activities	14,397,491

CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	$(118,948)

CASH AND FOREIGN CURRENCY
Net decrease in restricted and unrestricted cash and foreign currency	(10,774,903)
Restricted and unrestricted cash and foreign currency at beginning of period	14,624,313

Restricted and unrestricted cash and foreign currency at end of period	$3,849,410

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for interest expense	$767,304

NON-CASH FINANCING ACTIVITIES
Capital shares issued in reinvestment of distributions paid to shareholders	3,296,310

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY AT THE END OF PERIOD TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	110,707
Cash pledged:
Collateral — OTC derivatives	3,546,000
Futures contracts	101,000
Foreign currency at value	91,703

$3,849,410

See notes to financial statements.

FINANCIAL STATEMENTS	37

Statement of Cash Flows   (unaudited) (continued)

Six Months Ended June 30, 2019

BlackRock Multi-Sector Opportunities Trust

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY AT THE BEGINNING OF PERIOD TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$246,033
Cash pledged:
Collateral — reverse repurchase agreements	1,320,085
Collateral — OTC derivatives	4,911,000
Futures contracts	128,000
Foreign currency at value	8,019,195

$14,624,313

See notes to financial statements.

38	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Multi-Sector Opportunities Trust
	Six Months Ended 06/30/19 (unaudited)		Period from 02/23/18 (a) to 12/31/18

Net asset value, beginning of period	$90.55		$100.00

Net investment income(b)	2.84		4.29
Net realized and unrealized gain (loss)	7.87		(8.11)

Net increase (decrease) from investment operations	10.71		(3.82)

Distributions(c)
From net investment income	(3.75)		(4.19)
From return of capital	—		(1.44)

Total distributions	(3.75)		(5.63)

Net asset value, end of period	$97.51		$90.55

Total Return(d)
Based on net asset value	11.93	%(e)	(3.95	)%(e)(f)

Ratios to Average Net Assets
Total expenses	2.51	%(g)	1.78	%(g)(h)(i)

Total expenses after fees waived and/or reimbursed	2.51	%(g)	1.77	%(g)(i)

Total expenses after fees waived and/or reimbursed and excluding interest expense	1.69	%(g)	1.50	%(g)(i)

Net investment income	6.05	%(g)	5.23	%(g)(i)

Supplemental Data
Net assets, end of period (000)	$446,167		$421,764

Borrowings outstanding, end of period (000)	$157,814		$117,177

Portfolio turnover rate	20%		57%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices. No secondary market for the Trust’s common shares exists.
(e)	Aggregate total return.
(f)	Includes payment received from an affiliate, which had no impact on the Trust’s total return.
(g)	Annualized.
(h)	Audit costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the expense ratio would have been 1.78%.
(i)	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.04%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	39

Financial Highlights  (continued)

(For a share outstanding throughout the period)

	BlackRock Multi-Sector Opportunities Trust II
	Period from 04/16/19 (a) to 06/30/19 (Unaudited)

Net asset value, beginning of period	$100.00

Net investment income(b)	0.60
Net realized and unrealized gain	1.16

Net increase from investment operations	1.76

Distributions(c)
From net investment income	(0.68)

Net asset value, end of period	$101.08

Total Return(d)
Based on net asset value	1.76	%(e)

Ratios to Average Net Assets
Total expenses	1.69	%(f)(g)(h)

Total expenses after fees waived and/or reimbursed	1.63	%(f)(h)

Net investment income	2.97	%(f)(h)

Supplemental Data
Net assets, end of period (000)	$156,805

Portfolio turnover rate	10%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices. No secondary market for the Trust’s common shares exists.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Audit costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the expense ratio would have been 1.69%.
(h)	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.08%.

See notes to financial statements.

40	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (unaudited)

1.	ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Trusts”, or individually as a “Trust”:

Trust Name	Herein Referred To As	Organized	Diversification Classification
BlackRock Multi-Sector Opportunities Trust	MSO	Delaware	Non-diversified
BlackRock Multi-Sector Opportunities Trust II	MSO2	Delaware	Non-diversified

The Boards of Trustees of the Trusts are collectively referred to throughout this report as the “Board of Trustees” or the “Board,” and the trustees thereof are collectively referred to throughout this report as “Trustees”. The Trusts determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.

The Trusts, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

Prior to commencement of operations on April 16, 2019, MSO2 had no operations other than those relating to organizational matters and the sale of 1,000 Common Shares on August 17, 2018 to BlackRock Financial Management, Inc., an affiliate of MSO2, for $100,000. Investment operations for MSO2 commenced on April 16, 2019.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Trusts are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis.

Foreign Currency Translation: Each Trust’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Trust does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Trust reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Trust enters into certain investments (e.g., futures contracts, forward foreign currency exchange contracts, and swaps) or certain borrowings (e.g., reverse repurchase transactions) that would be treated as “senior securities” for 1940 Act purposes, a Trust may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Trusts may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared and paid quarterly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The portion of distributions, if any, that exceeds a trust’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Trust’s Board, the Trustees who are not “interested persons” of the Trusts, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust, as applicable. Deferred compensation liabilities are included in the Trustees’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan.

Organization and Offering Costs: Organization costs associated with the establishment of MSO2 and offering expenses of MSO2 with respect to the issuance of shares (other than the sales load) in the amounts of $91,500 and $1,707,750, respectively, were paid by the Manager. MSO2 is not obligated to repay any such organizational costs or offering expenses paid by the Manager.

NOTES TO FINANCIAL STATEMENTS	41

Notes to Financial Statements  (unaudited) (continued)

Recent Accounting Standards: The Trusts have adopted Financial Accounting Standards Board Accounting Standards Update 2017-08 to amend the amortization period for certain purchased callable debt securities held at a premium. Under the new standard, the Trusts have changed the amortization period for the premium on certain purchased callable debt securities with non-contingent call features to the earliest call date. In accordance with the transition provisions of the standard, the Trusts applied the amendments on a modified retrospective basis beginning with the fiscal period ended June 30, 2019. The cost basis of securities at December 31, 2018 has been adjusted for MSO to $552,860,679. This change in accounting policy has been made to comply with the newly issued accounting standard and had no impact on total accumulated earnings (loss) or the net asset value of the Trust.

Indemnifications: In the normal course of business, a Trust enters into contracts that contain a variety of representations that provide general indemnification. A Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Trust, which cannot be predicted with any certainty.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several trusts, including other trusts managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Trusts’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Trusts would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trusts determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Trust’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a trust may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Trusts’ net assets.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Trusts’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be

42	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Trust. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Trust is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Trust could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Trust has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a trust may subsequently have to reinvest the proceeds at lower interest rates. If a trust has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However,

NOTES TO FINANCIAL STATEMENTS	43

Notes to Financial Statements  (unaudited) (continued)

mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a trust’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of the Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a trust to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a trust to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a trust’s investment policies.

When a trust purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a trust may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a trust upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A trust may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

44	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Floating rate loan interests are usually freely callable at the borrower’s option. A trust may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a trust having a contractual relationship only with the lender, not with the borrower. A trust has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a trust generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A trust may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a trust assumes the credit risk of both the borrower and the lender that is selling the Participation. A trust’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a trust may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a trust having a direct contractual relationship with the borrower, and a trust may enforce compliance by the borrower with the terms of the loan agreement.

Forward Commitments, When-Issued and Delayed Delivery Securities: Certain trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A trust may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a trust may be required to pay more at settlement than the security is worth. In addition, a trust is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a trust assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a trust’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which a trust sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A trust receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a trust continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A trust may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a trust suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a trust would still be required to pay the full repurchase price. Further, a trust remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a trust would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a trust to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, a trust may receive a fee for the use of the security by the counterparty, which may result in interest income to a trust.

For the six months ended June 30, 2019, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rate for MSO were $125,758,384 and 2.88%, respectively.

Reverse repurchase transactions are entered into by a trust under Master Repurchase Agreements (each, an “MRA”), which permit a trust, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a trust. With reverse repurchase transactions, typically a trust and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a trust receives or posts securities and cash as collateral with a market value in excess of the repurchase price to be paid or received by a trust upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a trust is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of period end, the following table is a summary of MSO’s open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

MSO
Counterparty	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged Including Accrued Interest (a)	Cash Collateral Pledged/Received	Net Amount
Barclays Capital, Inc.	$77,676,605	$(77,676,605)	$—	$—
BNP Paribas S.A	31,079,525	(31,079,525)	—	—
Credit Suisse Securities (USA) LLC	2,741,560	(2,741,560)	—	—
Goldman Sachs & Co LLC.	730,753	(730,753)	—	—
RBC Capital Markets, LLC	45,585,148	(45,585,148)	—	—

	$157,813,591	$(157,813,591)	$—	$—

(a)

Collateral with a value of $182,717,457 has been pledged in connection with open reverse repurchase agreements. Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

NOTES TO FINANCIAL STATEMENTS	45

Notes to Financial Statements  (unaudited) (continued)

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a trust’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a trust’s obligation to repurchase the securities.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Trusts and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Trusts are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amounts reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities.

Options: Certain Trusts purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Trusts write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Trusts write a put option, such option is covered by cash in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statements of Assets and Liabilities.

•

Swaptions — Certain Trusts purchase and write options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Trusts’ holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

In purchasing and writing options, the Trusts bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Trusts purchasing or selling a security when they otherwise would not, or at a price different from the current market value.

46	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Trusts and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Trusts’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Trusts’ counterparty on the swap agreement becomes the CCP. The Trusts are required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statements of Operations.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a trust is not otherwise exposed (credit risk).

The Trusts may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Trusts will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Trusts will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the Trusts may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Trust and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Trust may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Trusts and the counterparty.

Cash collateral that has been pledged to cover obligations of the Trusts and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Trusts, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Trusts. Any additional required collateral is delivered to/pledged by the Trusts on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Trust generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Trusts from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Trusts have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Trusts do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

NOTES TO FINANCIAL STATEMENTS	47

Notes to Financial Statements  (unaudited) (continued)

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each Trust entered into an Investment Advisory Agreement with the Manager, the Trusts’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Trust.

For such services, each Trust pays the Manager a monthly fee at an annual rate equal to 1.25% of the average daily value of each Trust’s managed assets. For purposes of calculating these fees, “managed assets” means the total assets of the Trust (including any assets attributable to money borrowed for investment purposes) minus the sum of its accrued liabilities (other than money borrowed for investment purposes).

The Manager entered into sub-advisory agreements with BlackRock International Limited (“BIL”) and BlackRock (Singapore) Limited (“BRS”) each an affiliate of the Manager. The Manager pays BIL and BRS for services they provide for that portion of each Trust for which BIL and BRS acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by each Trust to the Manager.

Distribution Fees: MSO2 entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Agreement, MSO2 pays BRIL ongoing service fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the month-end net assets of the common shares of MSO2.

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing to the Trusts. The ongoing service fee compensates/reimburses BRIL and each broker-dealer for providing shareholder servicing related services to shareholders.

Expense Waivers: With respect to each Trust, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). These amount are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the period ended June 30, 2019, the amounts waived were as follows:

	MSO	MSO2
Amounts waived	$1,622	$8,656

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Trust’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2020. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Trusts’ Independent Trustees. For the six months ended June 30, 2019, the amounts waived in investment advisory fees pursuant to these arrangements were as follows:

MSO	$—
MSO2	8,524

Trustees and Officers: Certain trustees and/or officers of the Trusts are trustees and/or officers of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

Other Transactions: For the six months ended June 30, 2019, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales	Net Realized Gain (Loss)
MSO	$3,622,928	$—	$—
MSO2	2,472,119	—	—

7.	PURCHASES AND SALES

For the six months ended June 30, 2019, purchases and sales of investments, including paydowns and excluding short-term securities were as follows:

Purchases	MSO	MSO2
Non-U.S. Government Securities	$171,110,251	$131,686,239
U.S. Government Securities	—	17,331,647

	$171,110,251	$149,017,886

Sales	MSO	MSO2
Non-U.S. Government Securities	$110,002,655	$9,742,759
U.S. Government Securities	—	—

	$110,002,655	$9,742,759

8.	INCOME TAX INFORMATION

It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

48	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Each Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on MSO’s U.S. federal, state, and local tax returns generally remains open for the period ended December 31, 2018.

Management has analyzed tax laws and regulations and their application to the Trusts as of June 30, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Trusts’ financial statements.

As of December 31, 2018, MSO had non-expiring capital loss carryforwards available to offset future realized capital gains of $7,732,699.

As of June 30, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	MSO	MSO2
Tax cost	$610,160,167	$170,582,843

Gross unrealized appreciation	18,421,311	2,293,780
Gross unrealized depreciation	(12,701,304)	(709,210)

Net unrealized appreciation	$5,720,007	$1,584,570

9.	PRINCIPAL RISKS

In the normal course of business, certain Trusts invest in securities or other instruments and may enter into certain transactions, and such activities subject each Trust to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations.

Each Trust may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Trust to reinvest in lower yielding securities. Each Trust may also be exposed to reinvestment risk, which is the risk that income from each Trust’s portfolio will decline if each Trust invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Trust portfolio’s current earnings rate.

The Trusts will terminate at the close of business on February 22, 2024 for MSO and February 28, 2025 for MSO2; however, the Board of Trustees may also, without shareholder approval, extend the Termination Date by up to one year to a date on or before February 22, 2025 and February 28, 2026, respectively. The Trusts are not target term funds and thus do not seek to return their initial public offering price of $100 per common share upon termination. The final distribution of net assets upon termination may be more than, equal to or less than $100 per common share. Because the Trusts do not list their common shares on any securities exchange, an investment in the Trusts, unlike an investment in a traditional listed closed-end fund, should be considered illiquid.

The Trusts may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Trusts may not be able to readily dispose of such investments at prices that approximate those at which the Trust could sell such investments if they were more widely traded and, as a result of such illiquidity, the trusts may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Trusts’ net asset value and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Trust may invest in illiquid investments. An illiquid investment is any investment that a Trust reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Trust may experience difficulty in selling illiquid investments in a timely manner at the price that they believe the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Trust’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Trust may lose value, regardless of the individual results of the securities and other instruments in which a Trust invests.

The price a Trust could receive upon the sale of any particular portfolio investment may differ from a Trust’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Trust’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Trust, and a Trust could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Trust’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Trusts may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

NOTES TO FINANCIAL STATEMENTS	49

Notes to Financial Statements  (unaudited) (continued)

A Trust’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Trust.

For OTC options purchased, each Trust bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Trusts should the counterparty fail to perform under the contracts. Options written by the Trusts do not typically give rise to counterparty credit risk, as options written generally obligate the Trusts, and not the counterparty, to perform. The Trusts may be exposed to counterparty credit risk with respect to options written to the extent the Trusts deposit collateral with its counterparty to a written option.

With exchange-traded options purchased and futures and centrally cleared swaps, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.

Concentration Risk: Certain Trusts may invest in securities that are rated below investment grade quality (sometimes called “junk bonds”), which are predominantly speculative, have greater credit risk and generally are less liquid than, and have more volatile prices than, higher quality securities.

Certain Trusts invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. Certain Trusts may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

Certain Trusts invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Investment percentages in these securities are presented in the Schedules of Investments. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

10.	CAPITAL SHARE TRANSACTIONS

Each Trust is authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares. The par value for each Trust’s Common Shares is $0.001. The Board is authorized, however, to reclassify any unissued shares to Preferred shares without the approval of Common Shareholders.

With respect to MSO, for the period ended December 31, 2018, common shares issued and outstanding had a net increase of 4,657,908 as a result of dividend reinvestment and the initial public offering. For the period ended June 30, 2019, common shares issued and outstanding had a net decrease of 82,167 as a result of 34,281 shares issued from dividend reinvestment and 116,448 shares repurchased in tender offers.

With respect to MSO2, for the period ended June 30, 2019, common shares issued and outstanding increased by 1,551,311 as a result of dividend reinvestment and the initial public offering.

MSO intends, but is not obligated, to conduct quarterly tender offers for up to 2.5% of the common shares then outstanding in the sole discretion of its Board until it adopts a plan of liquidation. In a tender offer, MSO repurchases outstanding common shares at MSO’s net asset value on the valuation date for the tender offer. In any given year, the Advisor may or may not recommend to the Board that MSO conduct tender offers. Accordingly, there may be years in which no tender offer is made. Therefore, common shares will not be redeemable at an investor’s option nor will they be exchangeable for shares of any other trust.

Tender offers were as follows:

Commencement Date(a)	Valuation Date	Number of Shares Tendered	Number of Tendered Shares Purchased
April 1, 2019	April 30, 2019	219,616	116,448

(a)	Date the tender offer period begins.

Tendered share amounts are shown as repurchase of shares resulting from tender offers in the Statements of Changes in Net Assets.

Beginning one year after the completion of MSO2’s initial public offering and ending upon the adoption of a plan of liquidation, MSO2 intends, but is not obligated, to conduct quarterly tender offers for up to 2.5% of the common shares then outstanding in the sole discretion of the Board.

As of June 30, 2019, BlackRock HoldCo 2, Inc., an affiliate of MSO, owned 1,000 shares of MSO and BlackRock Financial Management, Inc., an affiliate of MSO2, owned 1,000 shares of MSO2.

50	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

11.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

MSO commenced a quarterly tender offer on July 1, 2019 for up to 2.5% of its issued and outstanding common shares. The tender offer expired on July 31, 2019 and the Fund purchased 113,996 of the 157,975 common shares tendered for a total amount of $11,190,987.

NOTES TO FINANCIAL STATEMENTS	51

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Multi-Sector Opportunities Trust (the “Fund”) met in person on May 1, 2019 (the “May Meeting”) and June 5-6, 2019 (the “June Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement”) between the Fund and BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor. The Board also considered the approval of the sub-advisory agreements (the “Sub-Advisory Agreements”) between (1) the Manager, BlackRock International Limited (“BIL”) and the Fund and (2) the Manager, BlackRock (Singapore) Limited (“BRS”) and the Fund. The Manager, BIL and BRS are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

On the date of the June Meeting, the Board consisted of eleven individuals, nine of whom were not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Consistent with the requirements of the 1940 Act, the Board considers the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. While the Board also has a fifth one-day meeting to consider specific information surrounding the renewal of the Agreements, the Board’s consideration entails a year-long deliberative process whereby the Board and its committees assess BlackRock’s services to the Fund. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; accounting, administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of management.

During the year, the Board, acting directly and through its committees, considers information that is relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmarks, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analyses of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) leverage management, as applicable; (c) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (d) Fund operating expenses and how BlackRock allocates expenses to the Fund; (e) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (f) BlackRock and the Fund’s adherence to applicable compliance policies and procedures; (g) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (h) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (i) BlackRock’s implementation of the proxy voting policies approved by the Board; (j) the use of brokerage commissions and execution quality of portfolio transactions; (k) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (l) an analysis of management fees for products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (m) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; (n) periodic updates on BlackRock’s business; and (o) the Fund’s market discount/premium compared to peer funds.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the May Meeting, the Board requested and received materials specifically relating to the Agreements. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the May Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on Lipper classifications, regarding the Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”), the investment performance of the Fund as compared with a peer group of funds (“Performance Peers”) and other metrics, as applicable; (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, closed-end funds, and open-end funds, under similar investment mandates, as applicable; (e) review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Fund; (g) a summary of aggregate amounts paid by the Fund to BlackRock; and (h) various additional information requested by the Board as appropriate regarding BlackRock’s and the Fund’s operations.

At the May Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the May Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock

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responded to these requests with additional written information in advance of the June Meeting. Topics covered included: (a) the methodology for measuring estimated fund profitability; (b) fund expenses and potential fee waivers; (c) differences in services provided and management fees between closed-end funds and other product channels; and (d) BlackRock’s option overwrite strategy.

At the June Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared with Performance Peers and other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s fees and expenses compared to Expense Peers; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of closed-end funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators and stock exchanges; (iv) overseeing and coordinating the activities of other service providers including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the May Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of the Fund’s performance as of December 31, 2018. The performance information is based on net asset value (NAV), and utilizes Lipper data. Lipper’s methodology calculates a fund’s total return assuming distributions are reinvested on the ex-date at a fund’s ex-date NAV. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers and certain performance metrics. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of the Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and the Performance Peer funds (for example, the investment objective(s) and investment strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to affect long-term performance disproportionately.

The Board noted that for the since-inception period reported, the Fund ranked in the fourth quartile against its Performance Peers. The Board noted such underperformance for the applicable periods as compared to the Performance Peers.

In light of the Fund’s outcome oriented objective, the Board noted that BlackRock believes that certain other performance metrics may be more appropriate than the Performance Peers, and that BlackRock has explained its rationale for this belief to the Board. The Board was provided with a comparison of Fund performance relative to these metrics. Under these metrics, for the since-inception period, the Fund underperformed its total return target. The total return metrics are designed to be based on a time horizon of five years and greater, but in this case are being viewed over a shorter time horizon (the Fund’s inception was February 2018). The annualized distribution yield based on the Fund’s initial NAV was within its target range for the since-inception period.

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Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements  (continued)

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate as a percentage of total assets, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s estimated profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2018 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the estimated cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ estimated profits relating to the management of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing the Fund, to the Fund. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the fourth quartile, and that the actual management fee rate and total expense ratio ranked in the fourth and third quartiles, respectively, relative to the Expense Peers. The Board also noted, however, that given the comparability limitations of the Expense Peers, BlackRock provided the Board a supplemental peer group consisting of funds that are generally similar to MSO. The Board noted that the Fund’s actual management fee rate and total expenses ratio ranked in the second and third quartiles, respectively, relative to the supplemental peer group.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase. The Board also considered the extent to which the Fund benefits from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Fund’s asset levels and whether the current fee was appropriate.

Based on the Board’s review and consideration of the issue, the Board concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; periodic evaluation of share repurchases and other support initiatives for certain BlackRock funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

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Conclusion

The Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Fund for a one-year term ending June 30, 2020, and the Sub-Advisory Agreements between (1) the Manager, BIL and the Fund and (2) the Manager, BRS and the Fund, for a one-year term ending June 30, 2020. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

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Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Multi-Sector Opportunities Trust II (the “Trust”) met in person on July 30, 2018 (the “July Meeting”) to consider the approval of the Trust’s proposed investment advisory agreement (the “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), the Trust’s investment advisor. The Board also considered the initial approval of two proposed sub-advisory agreements (the “Sub-Advisory Agreements”) among (1) the Trust, the Manager and BlackRock International Limited (“BIL”), and (2) the Trust, the Manager and BlackRock (Singapore) Limited (together with BIL, the “Sub-Advisors”). The Manager and the Sub-Advisors are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

On the date of the July Meeting, a majority of the Board Members were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the initial approval of the Agreements. In connection with this process, the Board assessed, among other things, the nature, extent and quality of the services to be provided to the Trust by BlackRock, BlackRock’s personnel and affiliates, including, as applicable; investment management, accounting, administrative and shareholder services; oversight of the Trust’s service providers; marketing; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the July Meeting, the Board received materials specifically relating to the Agreements. The Board engaged with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the July Meeting included, among other things: (a) information regarding the investment objective and policies of the Trust; (b) the team of investment advisory personnel assigned to the Trust; (c) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) on Trust fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”); (d) information prepared by BlackRock on Trust fees and expenses as compared to a supplemental peer group consisting of other unlisted closed-end funds employing similar opportunistic, less liquid investment strategies (the “Supplemental Peer Group”); and (e) discussion of anticipated fall out benefits to BlackRock and its affiliates. Periodically, the Board Members, in connection with their duties as trustees or directors of other funds in the BlackRock family of closed-end funds, have received other information including general information regarding BlackRock’s management of such funds (including the investment performance of BlackRock portfolio management in general), BlackRock’s management of relationships with service providers of such funds, resources devoted to compliance with such funds’ investment objectives and policies, the structure and expertise of BlackRock and BlackRock’s parent companies, information on the profits realized by BlackRock and its affiliates as a result of its relationships with such funds, general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds and open-end funds, under similar investment mandates, as applicable, BlackRock’s policies and procedures in respect of execution of portfolio transactions, the existence, impact and sharing of potential economies of scale and other matters.

At the July Meeting, the Board, including the Independent Board Members, reviewed materials relating to its consideration of the Agreements and unanimously approved the Agreements. In approving the Agreements, the Board considered, among other things: (a) the nature, extent and quality of the services to be provided by BlackRock; (b) the investment performance of BlackRock portfolio management in general; (c) the advisory fee and the estimated cost of the services and estimated profits to be realized by BlackRock and its affiliates from their relationship with the Trust; (d) the Trust’s estimated costs to investors compared to the costs of Expense Peers; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Trust; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments to be made to BlackRock or its affiliates relating to securities lending and cash management, services related to the valuation and pricing of Trust portfolio holdings, and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services to be Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services to be provided by BlackRock, including the investment advisory services to be provided to the Trust. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Trust’s portfolio management team discussing the Trust’s investment objective, strategies and outlook.

The Board, including the Independent Board Members, considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Trust’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program,

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including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Trust’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board, including the Independent Board Members, considered the quality of the administrative and other non-investment advisory services to be provided by BlackRock and its affiliates to the Trust. The Board noted that BlackRock and its affiliates will provide the Trust with certain administrative, shareholder, and other services (in addition to any such services to be provided to the Trust by third parties) and officers and other personnel as are necessary for the operations of the Trust. In particular, the Board noted that BlackRock and its affiliates will provide the Trust with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators (iv) overseeing and coordinating the activities of other service providers including, among others, the Trust’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (viii) performing administrative functions necessary for the operation of the Trust, such as tax reporting, expense management, fulfilling regulatory filing requirements, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Trust and BlackRock: In their capacity as members of the boards of directors or trustees of certain other BlackRock advised funds, the Board, including the Independent Board Members, previously received and considered information about BlackRock’s investment performance for other BlackRock advised funds. The Board, however, could not consider the performance history of the Trust because the Trust was newly organized and had not yet commenced operations as of the date of the July Meeting.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services to be Provided and Estimated Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Trust: In connection with the initial approval of the Agreements, the Board, including the Independent Board Members, reviewed the Trust’s proposed contractual management fee rate compared with the other funds in its Broadridge category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. In addition, the Board, including the Independent Board Members, considered the Trust’s estimated total expense ratio, as well as its actual management fee rate as a percentage of total assets, to those of other funds in its Broadridge category. The estimated total expense ratio represents a fund’s estimated total net operating expenses, excluding any investment related expenses and gives effect to any expense reimbursements or fee waivers that benefit a fund. The actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional separate accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board noted that it had previously received and reviewed statements relating to BlackRock’s financial condition in connection with their duties as trustees or directors of other funds in the BlackRock family of closed-end funds. The Board had previously reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s estimated profitability with respect to other funds the Board oversees for the year ended December 31, 2017 compared to available aggregate estimated profitability data provided for the prior two years. The Board acknowledged the Manager’s representation that it expected the Trust’s costs of services and profitability to be broadly in line with those of other similar funds managed by the Manager. The Board then noted its previous review of BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board noted that, as a result, calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board then noted its previous review, as described above, of BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board reviewed its previous consideration of the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Trust in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust and institutional separate account product channels, as applicable.

The Board noted that, the Trust’s contractual management fee rate ranked in the fourth quartile and that the estimated actual management fee rate and the estimated total expense ratio each ranked in the fourth quartile, relative to the Trust’s Expense Peers. The Board noted the differences between the Trust and its Expense Peers. The Board also noted that relative to the Supplemental Peer Group, the Trust’s contractual management fee rate and estimated total expense ratio ranked in the second and third quartiles, respectively .

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Trust increase. The Board also considered the extent to which the Trust may benefit from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Trust to more fully participate in these economies of scale.

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Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements  (continued)

Based on the Board’s review and consideration of the issue, the Board concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Trust, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Trust, including for administrative, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices for BlackRock closed-end funds throughout the year.

The Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; periodic evaluation of share repurchases and other support initiatives for certain BlackRock funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

The Board, including all of the Independent Board Members, concluded that the ancillary benefits that BlackRock and its affiliates could receive with regard to providing investment advisory and other services to the Trust were consistent with those generally available to other fund sponsors.

Conclusion

The Board, including the Independent Board Members, unanimously approved the Advisory Agreement between the Manager and the Trust for a two-year term beginning on the effective date of the Advisory Agreement and the Sub-Advisory Agreements among (1) the Manager, BIL and the Trust and (2) the Manager, BRS and the Trust, for a two-year term beginning on the effective date of the Sub-Advisory Agreements. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Trust and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

58	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

Richard E. Cavanagh, Co-Chair of the Board and Trustee

Karen P. Robards, Co-Chair of the Board and Trustee

Michael J. Castellano, Trustee

Cynthia L. Egan, Trustee

Frank J. Fabozzi, Trustee

Henry Gabbay, Trustee

R. Glenn Hubbard, Trustee

W. Carl Kester, Trustee

Catherine A. Lynch, Trustee

Robert Fairbairn, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Jonathan Diorio, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Janey Ahn, Secretary

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisers

BlackRock International Limited

Edinburgh, EH3 8BL

BlackRock (Singapore) Limited

079912 SIngapore

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

Computershare Trust Company, N.A.(a)

Canton, MA 02021

BNY Mellon Investment Servicing (US) Inc.(b)

Wilmington, DE 19809

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Trusts

100 Bellevue Parkway

Wilmington, DE 19809

(a)	For MSO.
(b)	For MSO2.

TRUSTEE AND OFFICER INFORMATION	59

Additional Information

Dividend Policy

Each Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a quarterly basis. In order to provide shareholders with a more stable level of dividend distributions, the distributions paid by the Trusts for any particular quarter may be more or less than the amount of net investment income earned by the Trusts during such quarter. The portion of distributions that exceeds a Trust’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of a Trust’s taxable income and net capital gains, but not in excess of a Trust’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed as accumulated earnings (loss) in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Trusts do not make available copies of their Statement of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in the Trust’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trust that were not approved by the shareholders or in the principal risk factors associated with investment in the Trusts. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trust at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Trusts’ Forms N-PORT and N-Q, as applicable, are available on the SEC’s website at http://www.sec.gov. The Trusts’ Form N-PORT and N-Q, as applicable, may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 882-0052 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

60	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

Section 19(a) Notices

The amounts and sources of distributions reported in this notice are estimates that are subject to change based on the Trusts’ investment experience during the remainder of the calendar year, are for financial reporting purposes and are not being provided for tax reporting purposes. The actual amounts and character of the distributions for tax reporting purposes will be reported to shareholders on Form 1099-DIV which is sent to shareholders shortly after calendar year end.

	Total Fiscal Year to Date Cumulative Distributions by Character					Percentage of Fiscal Year to Date Cumulative Distributions by Character
Ticker	Net Investment Income	Net Realized Capital Gains Short Term	Net Realized Capital Gains Long Term	Return of Capital (a)	Total Per Common Share	Net Investment Income	Net Realized Capital Gains Short Term	Net Realized Capital Gains Long Term	Return of Capital	Total Per Common Share
MSO	$2.853359	$—	$—	$0.896641	$3.750000	76%	—%	—%	24%	100%
MSO2	0.548015	—	—	0.126985	0.675000	81	—	—	19	100

(a)

Each Trust estimates that it has distributed more than the amount of earned income and net realized gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in a Trust is returned to the shareholder. A return of capital does not necessarily reflect a Trust’s investment performance and should not be confused with “yield” or “income.” When distributions exceed total return performance, the difference will reduce a Trust’s net asset value per share.

Section 19(a) notices for the Trusts, as applicable, are available on the BlackRock website at http://www.blackrock.com.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Glossary of Terms Used in this Report

Currency

ARS	Argentina Peso

EGP	Egyptian Pound

EUR	Euro

GBP	British Pound

IDR	Indonesian Rupiah

HKD	Hong Kong Dollar

USD	United States Dollar

Portfolio Abbreviations

CLO	Collateralized Loan Obligation

ETF	Exchange-Traded Fund

LIBOR	London Interbank Offered Rate

PIK	Payment-In-Kind

S&P	S&P Global Ratings

ADDITIONAL INFORMATION / GLOSSARY OF TERMS USED IN THIS REPORT	61

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

MSO-6/19-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies
(a)	Not Applicable to this semi-annual report
(b)	As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Period	(a) Total	(b) Average	(c) Total Number of	(d) Maximum Number of
	Number of Shares Purchased	Price Paid per Share	Shares Purchased as Part of Publicly Announced Plans or Programs	Shares that May Yet Be Purchased Under the Plans or Programs[1]
January 1-31, 2019	NA	NA	NA	NA
February 1-28, 2019	NA	NA	NA	NA
March 1-31, 2019	NA	NA	NA	NA
April 1-30, 2019	0	0	0	0
May 1-31, 2019	0	0	0	0
June 1-30, 2019	0	0	0	0
Total:	0	0	0	0

1 Beginning one year after the completion of the Fund’s initial public offering and ending upon the adoption of a plan of liquidation, the Fund’s intends, but is not obligated, to conduct quarterly tender offers for up to 2.5% of the common shares then outstanding in the sole discretion of the Fund’s Board of Trustees.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

2

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable to this semi-annual report

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Multi-Sector Opportunities Trust II

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Multi-Sector Opportunities Trust II

Date: September 3, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Multi-Sector Opportunities Trust II

Date: September 3, 2019

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of BlackRock Multi-Sector Opportunities Trust II

Date: September 3, 2019

4